(A free translation of the original in Portuguese)
FEDERAL GOVERNMENT SERVICE                          Unaudited
BRAZILIAN SECURITIES COMMISSION (CVM)               Corporate Legislation
QUARTERLY INFORMATION (ITR)                         03/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
REGISTRATION WITH THE CVM DOES NOT IMPLY ANY ANALYSIS OF THE COMPANY. COMPANY MANAGEMENT IS RESPONSIBLE FOR THE ACCURACY OF THE INFORMATION PROVIDED.
-------------------------------------------------------------------------------

01.01    - IDENTIFICATION
-------------------------------------------------------------------------------
1-CVM CODE   2-COMPANY NAME                     3 -Federal Corporate Taxpayers'
01444-3      CIA SANEAMENTO BASICO              Registration Number (CNPJ)
             ESTADO SAO PAULO                   43.776.517/0001-80
-------------------------------------------------------------------------------
4 - State Registration Number (NIRE)
35300016831
-------------------------------------------------------------------------------

01.02    - HEAD OFFICE
-------------------------------------------------------------------------------
1 - ADDRESS                                     2 - SUBURB OR DISTRICT
Rua Costa Carvalho, 300                         Pinheiros
-------------------------------------------------------------------------------
3 - POSTAL CODE              4 - MUNICIPALITY                         5 - STATE
05429-900                    Sao Paulo                                SP
-------------------------------------------------------------------------------
6 - AREA CODE  7 - TELEPHONE  8 - TELEPHONE  9 - TELEPHONE  10 - TELEX
011            3388-8000      3388-8200      3388-8201
-------------------------------------------------------------------------------
11 - AREA CODE  12 - FAX   13 - FAX          14 - FAX
011             3813-0254           -                  -
-------------------------------------------------------------------------------
15 - E-MAIL
marce@sabesp.com.br
-------------------------------------------------------------------------------

01.03    - INVESTOR RELATIONS OFFICER (Company Mail Address)
-------------------------------------------------------------------------------
1 - NAME
Reinaldo Jose Rodriguez de Campos
-------------------------------------------------------------------------------
2 - ADDRESS                                   3 - SUBURB OR DISTRICT
Rua Costa Carvalho, 300                       Pinheiros
-------------------------------------------------------------------------------
4 - POSTAL CODE             5 - MUNICIPALITY                          6 - STATE
05429-900                   Sao Paulo                                 SP
-------------------------------------------------------------------------------
7 - AREA CODE  8 - TELEPHONE  9 - TELEPHONE  10 - TELEPHONE  11 - TELEX
011            3388-8247
-------------------------------------------------------------------------------
12 - AREA CODE  13 - FAX   14 - FAX          15 - FAX
011             3815-4465           -                  -
-------------------------------------------------------------------------------
16 - E-MAIL
rjcampos@sabesp.com.br
-------------------------------------------------------------------------------

01.04    - GENERAL INFORMATION/INDEPENDENT ACCOUNTANT
-------------------------------------------------------------------------------

CURRENT YEAR                                        CURRENT QUARTER                                PRIOR QUARTER
----------------------------     ---------------------------------------       ---------------------------------------
1 - BEGINNING     2 - END        3 - QUARTER     4 - BEGINNING 5 - END         6 - QUARTER  7 - BEGINNING   8 - END
--------------  ------------     ------------    ------------- ---------       -----------  -------------   ----------
1/1/2003          12/31/2003             1       1/1/2003      3/31/2003             4      10/1/2002       12/31/2002

-------------------------------------------------------------------------------
9 - INDEPENDENT ACCOUNTANT                           10 -CVM CODE
PRICEWATERHOUSECOOPERS AUDITORES INDEPENDENTES       00287-9
-------------------------------------------------------------------------------
11 - PARTNER RESPONSIBLE                             12 - INDIVIDUAL TAXPAYERS'
Julio Cesar dos Santos                               REGISTRATION NUMBER OF
                                                     THE PARTNER RESPONSIBLE
                                                     591.515.108-63
-------------------------------------------------------------------------------

(A free translation of the original in Portuguese)
FEDERAL GOVERNMENT SERVICE                          Unaudited
BRAZILIAN SECURITIES COMMISSION (CVM)               Corporate Legislation
QUARTERLY INFORMATION (ITR)                         03/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES
-------------------------------------------------------------------------------

01.01    - IDENTIFICATION
-------------------------------------------------------------------------------
1-CVM CODE   2-COMPANY NAME                     3 -Federal Corporate Taxpayers'
01444-3      CIA SANEAMENTO BASICO              Registration Number (CNPJ)
             ESTADO SAO PAULO                   43.776.517/0001-80
-------------------------------------------------------------------------------


01.05    - CAPITAL COMPOSITION

-------------------------------------------------------------------------------


NUMBER OF SHARES     1 - CURRENT QUARTER     2 - PRIOR QUARTER     3 - SAME QUARTER IN PRIOR YEAR
    (THOUSAND)            3/31/2003               12/31/2002                    3/31/2002
----------------     -------------------     -----------------     ------------------------------
Paid-up Capital

1 -Common                     28,479,577            28,479,577                   28,479,577
2 - Preferred                          0                     0                            0
3 - Total                     28,479,577            28,479,577                   28,479,577

Treasury Stock

4 - Common                             0                     0                            0
5 - Preferred                          0                     0                            0
6 - Total                              0                     0                            0

-------------------------------------------------------------------------------

01.06    - CHARACTERISTICS OF THE COMPANY
-------------------------------------------------------------------------------
1 - TYPE OF COMPANY
Commercial, Industrial and Other Companies
-------------------------------------------------------------------------------
2 - SITUATION
Operating
-------------------------------------------------------------------------------
3 - NATURE OF OWNERSHIP
State-owned
-------------------------------------------------------------------------------
4 - ACTIVITY CODE
1990300 - Water, Sanitation and Gas Services
-------------------------------------------------------------------------------
5 - MAIN ACTIVITY
Water treatment and distribution; Sewage collection and treatment
-------------------------------------------------------------------------------
6 - TYPE OF CONSOLIDATION
Not submitted
-------------------------------------------------------------------------------
7 - TYPE OF REPORT OF THE INDEPENDENT ACCOUNTANT
Unqualified
-------------------------------------------------------------------------------


01.07    - COMPANIES EXCLUDED FROM THE CONSOLIDATED FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
1 - ITEM                      2 - CNPJ                        3 - NAME
-------------------------------------------------------------------------------


01.08    -DIVIDENDS APPROVED AND/OR PAID DURING AND AFTER THE QUARTER
-------------------------------------------------------------------------------

1 - ITEM   2 - EVENT   3 - DATE APPROVE    4 - AMOUNT               5 - DATE OF   6 - TYPE OF   7 - AMOUNT PER SHARE
                                                                    PAYMENT       SHARE
--------   ---------   ----------------    ----------------------   -----------   -----------   --------------------

01         RCA         4/24/2003           Interest attributed to                 ON            0.0014100000
                                           shareholders' equity

02         RCA         4/29/2002           Interest attributed to   6/25/2003     ON            0.0038000000
                                           shareholders' equity

------------------------------------------------------------------------------

(A free translation of the original in Portuguese)
FEDERAL GOVERNMENT SERVICE                          Unaudited
BRAZILIAN SECURITIES COMMISSION (CVM)               Corporate Legislation
QUARTERLY INFORMATION (ITR)                         03/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES
-------------------------------------------------------------------------------

01.01    - IDENTIFICATION
-------------------------------------------------------------------------------
1-CVM CODE   2-COMPANY                          3 -Federal Corporate Taxpayers'
01444-3      CIA SANEAMENTO BASICO              Registration Number (CNPJ)
             ESTADO SAO PAULO                   43.776.517/0001-80
-------------------------------------------------------------------------------



01.09    - SUBSCRIBED CAPITAL AND ALTERATIONS IN THE CURRENT YEAR
-------------------------------------------------------------------------------

1 - ITEM  2-DATE OF   3 -CAPITAL        4 - AMOUNT OF    5 - NATURE OF  7 - NUMBER OF SHARES ISSUED  7 - SHARE PRICE ON ISSUE DATE
          ALTERATION   (In thousands    THE ALTERATION   ALTERATION              (Thousands)                      (Reais)
                        of reais)       (In thousands
                                         of reais)
--------  ----------  -------------  --------------  -------------  ---------------------------  -----------------------------


-------------------------------------------------------------------------------


01.10    - INVESTORS RELATIONS OFFICER
-------------------------------------------------------------------------------
1 - DATE             2 - SIGNATURE
5/14/2003

-------------------------------------------------------------------------------

(A free translation of the original in Portuguese)
FEDERAL GOVERNMENT SERVICE                          Unaudited
BRAZILIAN SECURITIES COMMISSION (CVM)               Corporate Legislation
QUARTERLY INFORMATION (ITR)                         03/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES
-------------------------------------------------------------------------------

01.01    - IDENTIFICATION
-------------------------------------------------------------------------------
1-CVM CODE   2-COMPANY NAME                     3 -Federal Corporate Taxpayers'
01444-3      CIA SANEAMENTO BASICO              Registration Number (CNPJ)
             ESTADO SAO PAULO                   43.776.517/0001-80
-------------------------------------------------------------------------------

02.01 - BALANCE SHEET - ASSETS (In thousands of reais)

-------------------------------------------------------------------------------

Code                    Description                                        3/31/2003      12/31/2002
-------------           --------------------------------------------      ----------      ----------

1                       Total assets                                      16,379,646      16,331,937
1.01                    Current assets                                     1,716,171       1,592,186
1.01.01                 Cash                                                 486,306         462,138
1.01.01.01              Cash and cash equivalents                            390,979         412,650
1.01.01.02              Treasury debentures                                   47,535          47,467
1.01.01.03              Foreign currency deposits                             44,711               0
1.01.01.04              Other cash equivalents                                 3,081           2,021
1.01.02                 Credits                                              987,043         911,235
1.01.02.01              Customers                                            987,043         911,235
1.01.03                 Inventories                                           18,282          22,642
1.01.03.01              Storeroom                                             18,282          22,642
1.01.04                 Other                                                224,540         196,171
1.01.04.01              Accounts receivable from shareholders                135,463         116,990
1.01.04.02              13th month salary advances                             6,573               0
1.01.04.03              Deferred taxes and contributions                      65,397          58,502
1.01.04.04              Other accounts receivable                             17,107          20,679
1.02                    Long-term assets                                     997,909       1,018,550
1.02.01                 Sundry credits                                       997,909       1,018,550
1.02.01.01              Customers                                             13,286          12,409
1.02.01.02              Compensation for concession termination              148,794         148,794
1.02.01.03              Judicial deposits                                     23,017          23,507
1.02.01.04              GESP agreement                                       607,374         607,374
1.02.01.05              Deferred taxes and contributions                     184,092         206,033
1.02.01.06              Other accounts receivable                             21,346          20,433
1.02.02                 Receivables from related companies                         0               0
1.02.02.01              Associated companies                                       0               0
1.02.02.02              Controlled companies                                       0               0
1.02.02.03              Other related companies                                    0               0
1.02.03                 Other                                                      0               0
1.03                    Permanent assets                                  13,665,566      13,721,201
1.03.01                 Investments                                              740             740
1.03.01.01              Associated companies                                       0               0
1.03.01.02              Controlled companies                                       0               0
1.03.01.03              Other investments                                        740             740
1.03.01.03.01           Shares of other companies                                669             669
1.03.01.03.02           Shares of other companies with tax incentive              49              49
1.03.01.03.03           Compulsory deposits - Eletrobras                          22              22
1.03.02                 Fixed assets                                      13,554,071      13,608,369
1.03.02.01              Operational fixed assets                          11,070,906      11,115,230
1.03.02.02              Work in progress                                   2,483,165       2,493,139

                                      4



(A free translation of the original in Portuguese)
FEDERAL GOVERNMENT SERVICE                          Unaudited
BRAZILIAN SECURITIES COMMISSION (CVM)               Corporate Legislation
QUARTERLY INFORMATION (ITR)                         03/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES
-------------------------------------------------------------------------------


Code                    Description                                        3/31/2003      12/31/2002
-------------           --------------------------------------------      ----------      ----------

1.03.03                 Deferred assets                                      110,755         112,092
1.03.03.01              Organizational and reorganization expenses           110,755         112,092

-------------------------------------------------------------------------------

(A free translation of the original in Portuguese)
FEDERAL GOVERNMENT SERVICE                          Unaudited
BRAZILIAN SECURITIES COMMISSION (CVM)               Corporate Legislation
QUARTERLY INFORMATION (ITR)                         03/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES
-------------------------------------------------------------------------------


01.01    - IDENTIFICATION
-------------------------------------------------------------------------------
1-CVM CODE   2-COMPANY NAME                     3 -Federal Corporate Taxpayers'
01444-3      CIA SANEAMENTO BASICO              Registration Number (CNPJ)
             ESTADO SAO PAULO                   43.776.517/0001-80
-------------------------------------------------------------------------------


02.02 - BALANCE SHEET - LIABILITIES AND SHAREHOLDERS' EQUITY
       (In thousands of reais)

-------------------------------------------------------------------------------

Code                 Description                                                          3/31/2003         12/31/2002
-------------        ------------------------------------------------------              ----------         ----------

2                    Total liabilities                                                   16,379,646         16,331,937
2.01                 Current liabilities                                                  2,073,706          2,021,285
2.01.01              Loans and financing                                                  1,224,184          1,300,661
2.01.02              Debentures                                                              64,205             31,808
2.01.02.01           4th issue debentures                                                    25,000                  0
2.01.02.02           Interest on debentures                                                  39,205             31,808
2.01.03              Suppliers                                                               24,352             36,611
2.01.04              Taxes, fees and contributions                                          177,835             98,006
2.01.04.01           REFIS Program                                                           64,946             63,193
2.01.04.02           Income tax and social contribution                                      78,326                  0
2.01.04.03           COFINS and PASEP                                                        19,177             20,019
2.01.04.04           Social Security (INSS)                                                  12,531             12,910
2.01.04.05           Other                                                                    2,855              1,884
2.01.05              Dividends payable                                                            0                  0
2.01.06              Provisions                                                             298,434            264,378
2.01.06.01           Vacation                                                                73,496             81,881
2.01.06.02           13th month salary                                                       12,442                  0
2.01.06.03           Payroll charges                                                          2,655              2,562
2.01.06.04           COFINS/PASEP - Law 9718/98                                             191,190            170,494
2.01.06.05           FINSOCIAL                                                                7,872              7,872
2.01.06.06           Customer claims                                                          1,639              1,569
2.01.06.07           Profit sharing                                                           9,140                  0
2.01.07              Debt with related companies                                                  0                  0
2.01.08              Other                                                                  284,696            289,821
2.01.08.01           Salaries and payroll charges                                             4,771              1,308
2.01.08.02           Services                                                                34,773             39,987
2.01.08.03           Interest attributed to shareholders' equity to be paid                 231,720            235,255
2.01.08.04           Deferred taxes and contributions                                         9,903              9,903
2.01.08.05           Other liabilities                                                        3,529              3,368
2.02                 Long-term liabilities                                                6,927,209          7,064,176
2.02.01              Loans and financing                                                  5,281,147          5,458,407
2.02.02              Debentures                                                           1,116,065          1,134,247
2.02.02.01           3rd issue debentures                                                   413,094            413,094
2.02.02.02           4th issue debentures                                                   275,000            300,000
2.02.02.03           5th issue debentures                                                   427,971            421,153
2.02.03              Provisions                                                             249,216            237,370
2.02.03.01           Provision for labor indemnities                                         21,027             19,131
2.02.03.02           Civil                                                                   12,196             11,329
2.02.03.03           Social securities charges                                                6,395              6,000
2.02.03.04           Suppliers                                                              108,174            107,380


                                      6



(A free translation of the original in Portuguese)
FEDERAL GOVERNMENT SERVICE                          Unaudited
BRAZILIAN SECURITIES COMMISSION (CVM)               Corporate Legislation
QUARTERLY INFORMATION (ITR)                         03/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES
-------------------------------------------------------------------------------


Code                 Description                                                          3/31/2003         12/31/2002
-------------        ------------------------------------------------------              ----------         ----------

2.02.03.05           Customers                                                               89,066             89,066
2.02.03.06           Others                                                                  12,358              4,464
2.02.04              Debts with related companies                                                 0                  0
2.02.05              Others                                                                 280,781            234,152
2.02.05.01           Deferred taxes and contributions                                        78,949             75,880
2.02.05.02           REFIS Program                                                           59,534             73,725
2.02.05.03           Social security liabilities                                             87,635             68,336
2.02.05.04           Interest attributed to shareholders' equity to be paid                  38,452                  0
2.02.05.05           Other liabilities                                                       16,211             16,211
2.03                 Deferred income                                                              0                  0
2.05                 Shareholders' equity                                                 7,378,731          7,246,476
2.05.01              Paid-in capital                                                      3,403,688          3,403,688
2.05.02              Capital reserves                                                        50,042             49,503
2.05.02.01           Support for projects reserve                                            34,262             33,723
2.05.02.02           Incentive reserves                                                      15,780             15,780
2.05.03              Revaluation reserves                                                 2,805,028          2,857,965
2.05.03.01           Own assets                                                           2,805,028          2,857,965
2.05.03.02           Controlled/Associated companies                                              0                  0
2.05.04              Revenue reserves                                                       935,320            935,320
2.05.04.01           Legal                                                                  104,674            104,674
2.05.04.02           Statutory                                                                    0                  0
2.05.04.03           For contingencies                                                            0                  0
2.05.04.04           Unrealized profits                                                           0                  0
2.05.04.05           Retained earnings                                                            0                  0
2.05.04.06           Special for undistributed dividends                                          0                  0
2.05.04.07           Other revenue reserves                                                 830,646            830,646
2.05.04.07.01        Reserve for investments                                                830,646            830,646
2.05.05              Retained earnings/accumulated deficit                                  184,653                  0

-------------------------------------------------------------------------------

(A free translation of the original in Portuguese)
FEDERAL GOVERNMENT SERVICE                          Unaudited
BRAZILIAN SECURITIES COMMISSION (CVM)               Corporate Legislation
QUARTERLY INFORMATION (ITR)                         03/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES
-------------------------------------------------------------------------------


01.01    - IDENTIFICATION
-------------------------------------------------------------------------------
1-CVM CODE   2-COMPANY NAME                     3 -Federal Corporate Taxpayers'
01444-3      CIA SANEAMENTO BASICO              Registration Number (CNPJ)
             ESTADO SAO PAULO                   43.776.517/0001-80
-------------------------------------------------------------------------------


03.01 -STATEMENT OF INCOME (In thousands of reais)

-------------------------------------------------------------------------------

Code              Description                                              1/1/2003 to    1/1/2003 to    1/1/2002 to    1/1/2002 to
                                                                           3/31/2003      3/31/2003      3/31/2002      3/31/2002
-------------     ------------------------------------------------         -----------    -----------    -----------    -----------

3.01              Gross sales and/or services revenues                       1,039,891      1,039,891        923,501        923,501
3.01.01           Water supply - retail                                        529,415        529,415        473,441        473,441
3.01.02           Water supply - wholesale                                      61,543         61,543         54,647         54,647
3.01.03           Sewage collection and treatment                              416,414        416,414        366,607        366,607
3.01.04           Other services rendered                                       32,519         32,519         28,806         28,806
3.02              Gross revenue deductions                                    (46,395)       (46,395)       (26,604)       (26,604)
3.03              Net sales and/or services revenues                           993,496        993,496        896,897        896,897
3.04              Cost of sales and/or services                              (482,829)      (482,829)      (413,028)      (413,028)
3.05              Gross profit                                                 510,667        510,667        483,869        483,869
3.06              Operating expenses/income                                  (212,603)      (212,603)      (337,766)      (337,766)
3.06.01           Selling                                                     (81,357)       (81,357)      (115,941)      (115,941)
3.06.02           General and administrative                                  (50,699)       (50,699)       (46,395)       (46,395)
3.06.03           Financial                                                   (80,547)       (80,547)      (175,430)      (175,430)
3.06.03.01        Financial income                                              39,937         39,937         32,034         32,034
3.06.03.02        Financial expenses                                         (120,484)      (120,484)      (207,464)      (207,464)
3.06.03.02.01     Financial expenses                                         (120,484)      (120,484)      (207,464)      (207,464)
3.06.04           Other operating income                                             0              0              0              0
3.06.05           Other operating expenses                                           0              0              0              0
3.06.06           Equity in the earnings                                             0              0              0              0
3.07              Operating income                                             298,064        298,064        146,103        146,103
3.08              Non-operating income (expense)                              (29,751)       (29,751)        (7,859)        (7,859)
3.08.01           Revenues                                                       1,237          1,237          1,032          1,032


                                      8



(A free translation of the original in Portuguese)
FEDERAL GOVERNMENT SERVICE                          Unaudited
BRAZILIAN SECURITIES COMMISSION (CVM)               Corporate Legislation
QUARTERLY INFORMATION (ITR)                         03/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES
-------------------------------------------------------------------------------


01.01    - IDENTIFICATION
-------------------------------------------------------------------------------
1-CVM CODE   2-COMPANY NAME                     3 -Federal Corporate Taxpayers'
01444-3      CIA SANEAMENTO BASICO              Registration Number (CNPJ)
             ESTADO SAO PAULO                   43.776.517/0001-80
-------------------------------------------------------------------------------


03.01 -STATEMENT OF INCOME (In thousands of reais)


Code              Description                                              1/1/2003 to    1/1/2003 to    1/1/2002 to    1/1/2002 to
                                                                           3/31/2003      3/31/2003      3/31/2002      3/31/2002
-------------     ------------------------------------------------         -----------    -----------    -----------    -----------
3.08.01.01        Revenues                                                       1,285          1,285          1,057          1,057
3.08.01.02        COFINS / PASEP                                                  (48)           (48)           (25)           (25)
3.08.02           Expenses                                                    (30,988)       (30,988)        (8,891)        (8,891)
3.08.02.01        Loss on disposal of fixed assets                            (31,196)       (31,196)        (6,295)        (6,295)
3.08.02.02        Other                                                            208            208        (2,596)        (2,596)
3.09              Income before taxes/participation                            268,313        268,313        138,244        138,244
3.10              Provision for income tax and social contribution            (78,326)       (78,326)       (34,618)       (34,618)
3.10.01           Provision for income tax                                    (57,853)       (57,853)       (29,885)       (29,885)
3.10.02           Provision for social contribution                           (20,473)       (20,473)        (4,733)        (4,733)
3.11              Deferred income tax                                         (18,114)       (18,114)         16,128         16,128
3.11.01           Deferred income tax                                         (11,376)       (11,376)          4,657          4,657
3.11.02           Deferred social contribution                                 (6,738)        (6,738)          (352)          (352)
3.11.03           Reversal of deferred income tax                                    0              0         11,823         11,823
3.12              Statutory participation/contributions                              0              0        (8,476)        (8,476)
3.12.01           Participation                                                      0              0              0              0
3.12.02           Contributions                                                      0              0        (8,476)        (8,476)
3.12.02.01        Extraordinary item                                                 0              0        (8,476)        (8,476)
3.13              Reversal of interest attributed to shareholders'
                    equity                                                           0              0              0              0
3.15              Profit/loss for the period                                   171,873        171,873        111,278        111,278
                  NUMBER OF SHARES, EX-TREASURY SHARES (THOUSAND)           28,479,577     28,479,577     28,479,577     28,479,577
                  PROFIT PER SHARE                                             0.00603        0.00603        0.00391        0.00391
                  LOSS PER SHARE

-------------------------------------------------------------------------------

(A free translation of the original in Portuguese)
FEDERAL GOVERNMENT SERVICE                          Unaudited
BRAZILIAN SECURITIES COMMISSION (CVM)               Corporate Legislation
QUARTERLY INFORMATION (ITR)                         03/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01    - IDENTIFICATION
-------------------------------------------------------------------------------
1-CVM CODE   2-COMPANY                          3 -Federal Corporate Taxpayers'
01444-3      CIA SANEAMENTO BASICO              Registration Number (CNPJ)
             ESTADO SAO PAULO                   43.776.517/0001-80
-------------------------------------------------------------------------------

04.01. Notes to the Quarterly Information
-------------------------------------------------------------------------------



1. OPERATIONS

Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP) operates public water and sewage systems in the State of Sao Paulo, Brazil, providing water and sewage services to a broad range of residential, commercial, industrial and government customers, and also supplies water on a bulk basis to certain municipalities in the Sao Paulo Metropolitan Region which do not operate water systems.

The Company provides water and sewage services in 323 municipalities in the State of Sao Paulo through concessions granted by the municipalities. Substantially all of these concessions have 30-year terms, one of which expires in 2004 and the rest expire between 2005 and 2030. Each of these concessions is automatically renewable for a period equal to its initial term, unless the municipality or SABESP exercises the right to terminate the concession at least six months prior to its expiration date.

The Company does not have a formal concession to provide water and sewage services in the City of Sao Paulo, which accounts for a substantial majority of the sales and services rendered, and in 42 other municipalities in the State of Sao Paulo it operates based on a public deed of authorization. None of these other municipalities has a significant population, other than the Cities of Santos and Sao Paulo. The Company believes that it has a vested right to provide water and sewage services based upon, among other things, the ownership of the water and sewage systems serving the City of Sao Paulo and these other municipalities and certain succession rights resulting from the merger which formed SABESP.


2. PRESENTATION OF THE FINANCIAL STATEMENTS

The financial statements have been prepared in accordance with accounting practices adopted in Brazil and Brazilian Securities Commission
(CVM)regulations.

Supplementary information is also being presented "in currency of constant purchasing power", prepared in conformity with the methodology described in
Note 4.


3. SIGNIFICANT ACCOUNTING POLICIES

(a)    Determination of results of operations

(i)    Gross revenues from sales and services

Revenues are recorded as the services are rendered. Water supply and sewage services rendered but not billed by the balance sheet date are measured and recorded as a contra entry to customer accounts receivable so that costs can be matched against revenues for each period.

(A free translation of the original in Portuguese)
FEDERAL GOVERNMENT SERVICE                          Unaudited
BRAZILIAN SECURITIES COMMISSION (CVM)               Corporate Legislation
QUARTERLY INFORMATION (ITR)                         03/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01    - IDENTIFICATION
-------------------------------------------------------------------------------
1-CVM CODE   2-COMPANY                          3 -Federal Corporate Taxpayers'
01444-3      CIA SANEAMENTO BASICO              Registration Number (CNPJ)
             ESTADO SAO PAULO                   43.776.517/0001-80
-------------------------------------------------------------------------------

04.01. Notes to the Quarterly Information
-------------------------------------------------------------------------------


(ii)   Financial income and expenses

These are represented mainly by interest, monetary and foreign exchange variations on loans and financings, and financial investments, calculated and recorded on the accrual basis of accounting.

(iii)  Income tax and social contribution

Income tax and social contribution are recorded on the accrual basis of accounting.

The provisions for income tax and deferred income tax on tax losses and on temporary differences are recorded at the base-rate of 15% plus an additional of 10%. The provisions for social contribution on net income and deferred social contribution on tax losses and on temporary differences are recorded at the rate of 9%.

(iv)   Other income and expenses

Other income and expenses are recognized on the accrual basis of accounting.

(b)    Financial investments

These are represented mainly by Bank Deposit Certificates (CDB's), and are stated at amounts invested plus accrued income (on a pro - rata basis) up to the end of the period/year.

(c)    Allowance for doubtful accounts

The allowance is recorded at an amount considered sufficient to cover any probable losses on realization of accounts receivable from customers, and is charged to income for the period in "selling expenses".

(d)    Inventories

Inventories of materials used in operations and in the maintenance of the water and sewage systems are stated at average purchase cost and recorded in current assets.

Inventories for investment are recorded in property, plant and equipment and are stated at average cost of purchase.

(e)    Other current assets and long-term receivables

These are stated at cost plus accrued income or realizable value, when applicable.

(f)    Permanent assets

These are stated at cost plus price-level restatements up to December 31, 1995, and take the following into consideration: Depreciation of property, plant, and equipment is calculated on the straight-line basis at the annual rates mentioned in Note 7. The revaluation of property, plant, and equipment items, carried out in two separate stages in 1990 and 1991, was

(A free translation of the original in Portuguese)
FEDERAL GOVERNMENT SERVICE                          Unaudited
BRAZILIAN SECURITIES COMMISSION (CVM)               Corporate Legislation
QUARTERLY INFORMATION (ITR)                         03/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01    - IDENTIFICATION
-------------------------------------------------------------------------------
1-CVM CODE   2-COMPANY                          3 -Federal Corporate Taxpayers'
01444-3      CIA SANEAMENTO BASICO              Registration Number (CNPJ)
             ESTADO SAO PAULO                   43.776.517/0001-80
-------------------------------------------------------------------------------

04.01. Notes to the Quarterly Information
-------------------------------------------------------------------------------



based on an appraisal report issued by independent valuers and is realized through depreciation, sale, and disposal of the respective assets, with a corresponding entry to "Retained earnings"; and

Interest charges on financings raised with third parties for construction in progress are capitalized as part of the cost of assets.

Deferred charges are amortized on the straight-line basis over five years as from the date when benefits start to be generated.

(g)    Loans and financings

These are restated based on the related monetary and foreign exchange variations, plus other charges incurred to the balance sheet date.

(h)    Provision for vacation pay

The provision for vacation pay and related social charges is accrued as earned.

(i)    Provision for contingencies

Provisions for contingencies are recorded to cover losses related to labor, tax, civil, commercial and other lawsuits, at administrative and court levels, which are considered by legal counsel to be probable and able to be estimated at March 31, 2003 and December 31, 2002.

(j)    Environmental expenditures

Expenditures relating to ongoing environmental programs are expensed as incurred. Ongoing programs are designed to minimize the environmental impact of the operations and to manage the environmental risks inherent to the activities. Provisions with respect to such costs are recorded at the time they are considered to be probable and able to be reasonably estimated.

(k)    Actuarial liability

The Company sponsors a private defined benefit pension plan. CVM Deliberation 371 of December 13, 2000 determines the recognition of actuarial liabilities exceeding the fair value of the assets of the pension plans. As prescribed by this regulation, these liabilities are being recognized over a period of five years as from 2002.

(A free translation of the original in Portuguese)
FEDERAL GOVERNMENT SERVICE                          Unaudited
BRAZILIAN SECURITIES COMMISSION (CVM)               Corporate Legislation
QUARTERLY INFORMATION (ITR)                         03/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01    - IDENTIFICATION
-------------------------------------------------------------------------------
1-CVM CODE   2-COMPANY                          3 -Federal Corporate Taxpayers'
01444-3      CIA SANEAMENTO BASICO              Registration Number (CNPJ)
             ESTADO SAO PAULO                   43.776.517/0001-80
-------------------------------------------------------------------------------

04.01. Notes to the Quarterly Information
-------------------------------------------------------------------------------



(l)    Other current and long-term liabilities

These are stated at their known or estimated amounts, including accrued charges and monetary and foreign exchange variations, when applicable.

(m)    Interest attributed to shareholders' equity

This interest has been recorded in accordance with Law 9249/95, for tax deductibility purposes, calculated on a daily pro-rata basis, at the Long-term Interest Rate (TJLP) and recorded in conformity with CVM Deliberation 207/96.

(n)    Profit or loss per thousand shares

Profit per thousand shares is calculated based on the number of shares issued up to the closing of the period/fiscal year.

(o)    Use of estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the periods presented. Actual results in the future could differ from those estimates.


4. SUPPLEMENTARY INFORMATION ON "CURRENCY OF CONSTANT PURCHASING POWER"

(a) Restatement Index

The restatement of permanent assets, shareholders' equity, income and expense accounts, and the calculation of gains and losses on monetary items was based on the variation of the Accounting Monetary Unit (UMC), deemed to be the variation of the General Market Price Index (IGP-M), 6.26% in the 1st quarter.

(b) Balance sheet accounts

Assets and liabilities shown in the financial statements prepared under the constant currency method are the same as those shown in the Company's financial statements prepared under "corporate legislation", except for customer accounts receivable, accounts payable to suppliers and contractors, long-term deferred income tax and social contribution, which are discounted to reflect purchasing power at March 31, 2003 using the National Association of Investment Banks and Securities Dealers (ANBID) rate.

Permanent assets and shareholders' equity accounts were restated based on the monthly variation of the UMC, updated by the IGP-M up to March 31, 2003.

(A free translation of the original in Portuguese)
FEDERAL GOVERNMENT SERVICE                          Unaudited
BRAZILIAN SECURITIES COMMISSION (CVM)               Corporate Legislation
QUARTERLY INFORMATION (ITR)                         03/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01    - IDENTIFICATION
-------------------------------------------------------------------------------
1-CVM CODE   2-COMPANY                          3 -Federal Corporate Taxpayers'
01444-3      CIA SANEAMENTO BASICO              Registration Number (CNPJ)
             ESTADO SAO PAULO                   43.776.517/0001-80
-------------------------------------------------------------------------------

04.01. Notes to the Quarterly Information
-------------------------------------------------------------------------------



(c) Income and expense accounts

All income and expense accounts were restated using the UMC variation, from the month they were recorded, adjusted by inflationary gains and losses on the related monetary asset and liability accounts, and which generated financial or inflationary nominal expenses and income which are offset against f the related income and expense accounts.

(d) Deferred taxes and contributions

Deferred income tax and social contribution was calculated at the rates of 15% plus an additional 10%, and 9%, respectively, on the price-level restatement increment of permanent assets, in conformity with CVM instructions and Opinion 99/006 of the Institute of Independent Auditors of Brazil (IBRACON).

These amounts are stated in constant currency of March 31, 2003 purchasing power.

                                                                                        In thousands of R$
                                                         -------------------------------------------------
                                                                                 Supplementary Information
                                                         -------------------------------------------------
                                                                                      Currency of constant
BALANCE SHEET                                                   Nominal currency          purchasing power
-------------                                            -----------------------  ------------------------

TOTAL ASSETS                                                          16,379,646                31,325,089

CURRENT ASSETS                                                         1,716,171                 1,712,818

LONG-TERM RECEIVABLE                                                     997,909                   997,909

PERMANENT ASSETS                                                      13,665,566                28,614,362
      Investments                                                            740                     1,577
      Property, plant and equipment                                   13,554,071                28,412,961
      Deferred charges                                                   110,755                   199,824
                                                         =======================  ========================

TOTAL LIABILITIES                                                     16,379,646                31,325,089

CURRENT LIABILITIES                                                    2,073,706                 2,073,254

LONG-TERM LIABILITIES                                                  6,927,209                11,393,298

SHAREHOLDERS' EQUITY                                                   7,378,731                17,858,537
      Realized Capital                                                 3,403,688                 7,841,030
      Capital Reserves                                                    50,042                    89,541
      Revaluation Reserves                                             2,805,028                 6,518,550
      Profits Reserves                                                   935,320                 3,145,053
      Retained Earnings                                                  184,653                   264,363
                                                         =======================  ========================

(A free translation of the original in Portuguese)
FEDERAL GOVERNMENT SERVICE                          Unaudited
BRAZILIAN SECURITIES COMMISSION (CVM)               Corporate Legislation
QUARTERLY INFORMATION (ITR)                         03/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01    - IDENTIFICATION
-------------------------------------------------------------------------------
1-CVM CODE   2-COMPANY                          3 -Federal Corporate Taxpayers'
01444-3      CIA SANEAMENTO BASICO              Registration Number (CNPJ)
             ESTADO SAO PAULO                   43.776.517/0001-80
-------------------------------------------------------------------------------

04.01. Notes to the Quarterly Information
-------------------------------------------------------------------------------



                                                                                               In thousands of R$
                                                                -------------------------------------------------
                                                                                        Supplementary Information
                                                                -------------------------------------------------
                                                                                             Currency of constant
STATEMENT OF INCOME                                                    Nominal currency          purchasing power
-------------------                                             -----------------------  ------------------------

Net sales and/or services                                                       993,496                 1,009,592

Cost of assets and/or services                                                (482,829)                 (650,318)
                                                                -----------------------  ------------------------

Gross profit                                                                    510,667                   359,274

   Selling expenses                                                            (81,357)                  (82,680)
   Administrative expenses                                                     (50,699)                  (53,409)
                                                                -----------------------  ------------------------

Result before financial net                                                     378,611                   223,185

   Financial net                                                               (80,547)                   320,920
                                                                -----------------------  ------------------------

Operating result                                                                298,064                   544,105

Non-operating result                                                           (29,751)                  (71,001)
                                                                -----------------------  ------------------------

Result before taxation and profit sharing                                       268,313                   473,104

Provision for income tax and social contribution                               (78,326)                  (78,775)

Deferred income tax and social contribution                                    (18,114)                  (61,130)
                                                                -----------------------  ------------------------

Income for the period                                                           171,873                   333,199
                                                                =======================  ========================

Income per share                                                                0,00603                   0,01170
                                                                =======================  ========================

(A free translation of the original in Portuguese)
FEDERAL GOVERNMENT SERVICE                          Unaudited
BRAZILIAN SECURITIES COMMISSION (CVM)               Corporate Legislation
QUARTERLY INFORMATION (ITR)                         03/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01    - IDENTIFICATION
-------------------------------------------------------------------------------
1-CVM CODE   2-COMPANY                          3 -Federal Corporate Taxpayers'
01444-3      CIA SANEAMENTO BASICO              Registration Number (CNPJ)
             ESTADO SAO PAULO                   43.776.517/0001-80
-------------------------------------------------------------------------------

04.01. Notes to the Quarterly Information
-------------------------------------------------------------------------------



RECONCILIATION OF RESULTS FOR THE PERIOD AND SHAREHOLDERS' EQUITY

                                                                                                In thousands of R$
                                                                         -----------------------------------------
                                                                                         Supplementary Information
                                                                         -----------------------------------------
                                                                             Income for the          Shareholders'
Description                                                                          period                 equity
                                                                         ------------------       ----------------
                                                                                                  1st quarter 2003
                                                                         ------------------       ----------------

Corporate legislation                                                               171,873              7,378,731

Monetary restatement
     Permanent assets                                                             1,500,589             14,948,796
     Shareholders' equity                                                       (1,295,632)
     Adjustment to current value - net                                                (670)                (2,901)

Reversal (provision) of taxes
     Income tax                                                                    (31,589)            (3,283,889)
     Social contribution                                                           (11,372)            (1,182,200)
                                                                         ------------------       ----------------

In currency of constant purchasing power                                            333,199             17,858,537
                                                                         ==================       ================


5. CUSTOMERS

Receivables from customers (except agreements) do not include fines, interest or any other charges on overdue bills and are summarized as follows:

(a)    Balance sheet balances

                                                                                               In thousands of R$
                                                         --------------------------------------------------------
                                                                             Mar/03                        Dec/02
                                                         --------------------------   ---------------------------

Current assets
General customers
   - Consumers(i)                                                           280,520                       256,323
   - Special consumers(ii)                                                   85,091                        97,005
   - Agreements (iii)                                                        44,754                        43,474
                                                         --------------------------   ---------------------------
                                                                            410,365                       396,802
                                                         --------------------------   ---------------------------

Government entities :
   - Municipal - Sao Paulo                                                  218,395                       163,688
   - Municipal - Other                                                      125,401                       155,776
   - State                                                                  105,401                        65,458
   - GESP Agreement                                                          37,706                        37,706
   - Federal                                                                 12,072                        10,619


                                      16



(A free translation of the original in Portuguese)
FEDERAL GOVERNMENT SERVICE                          Unaudited
BRAZILIAN SECURITIES COMMISSION (CVM)               Corporate Legislation
QUARTERLY INFORMATION (ITR)                         03/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01    - IDENTIFICATION
-------------------------------------------------------------------------------
1-CVM CODE   2-COMPANY                          3 -Federal Corporate Taxpayers'
01444-3      CIA SANEAMENTO BASICO              Registration Number (CNPJ)
             ESTADO SAO PAULO                   43.776.517/0001-80
-------------------------------------------------------------------------------

04.01. Notes to the Quarterly Information
-------------------------------------------------------------------------------

                                                                                               In thousands of R$
                                                         --------------------------------------------------------
                                                                             Mar/03                        Dec/02
                                                         --------------------------   ---------------------------
                                                                            498,975                       433,247
                                                         --------------------------   ---------------------------

Bulk sale customers - Municipal authorities
   - Guarulhos                                                              183,816                       178,379
   - Maua                                                                    46,813                        45,077
   - Mogi das Cruzes                                                          3,244                         3,163
   - Santo Andre                                                            159,562                       153,242
   - Sao Bernardo do Campo                                                  151,424                       144,489
   - Sao Caetano do Sul                                                       2,194                         2,154
   - Diadema                                                                 39,896                        38,511
                                                         --------------------------   ---------------------------
                                                                            586,949                       565,015
                                                         --------------------------   ---------------------------
Amounts to be billed                                                        194,958                       200,601
                                                         --------------------------   ---------------------------
Sub total                                                                 1,691,247                     1,595,665
Allowance for doubtful accounts
   Private and Government                                                 (268,756)                     (270,187)
   Bulk sales                                                             (435,448)                     (414,243)
                                                         --------------------------   ---------------------------
                                                                          (704,204)                     (684,430)
                                                         --------------------------   ---------------------------

Total                                                                       987,043                       911,235
                                                         ==========================   ===========================


Receivables from general customers refer to (i) consumers - households and small and medium-sized businesses, (ii) special consumers - large consumers, companies, industries, condominiums and special billing consumers (industrial waste, wells, etc.) and (iii) agreements - to refinance overdue receivables in installments.

(b)    Aging analysis

                                                                                         In thousands of R$
                                                            -----------------------------------------------
                                                                           Mar/03                    Dec/02
                                                            ---------------------    ----------------------

Amounts currently due                                                     485,449                   480,728
Overdue up to 30 days                                                     124,071                   127,977
Overdue from 31 to 60 days                                                 70,631                    57,820
Overdue from 61 to 90 days                                                 61,091                    28,733
Overdue from 91 to 120 days                                                53,513                    27,061
Overdue from 121 to 180 days                                               56,712                    45,228
Overdue from 181 to 360 days                                              115,798                   131,440
Overdue for more than 360 days                                            723,982                   696,678
                                                            ---------------------    ----------------------
Subtotal                                                                1,691,247                 1,595,665
Allowance for doubtful accounts                                         (704,204)                 (684,430)
                                                            ---------------------    ----------------------
Total                                                                     987,043                   911,235
                                                            =====================    ======================

(A free translation of the original in Portuguese)
FEDERAL GOVERNMENT SERVICE                          Unaudited
BRAZILIAN SECURITIES COMMISSION (CVM)               Corporate Legislation
QUARTERLY INFORMATION (ITR)                         03/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01    - IDENTIFICATION
-------------------------------------------------------------------------------
1-CVM CODE   2-COMPANY                          3 -Federal Corporate Taxpayers'
01444-3      CIA SANEAMENTO BASICO              Registration Number (CNPJ)
             ESTADO SAO PAULO                   43.776.517/0001-80
-------------------------------------------------------------------------------

04.01. Notes to the Quarterly Information
-------------------------------------------------------------------------------


(c)    Allowance for Doubtful Accounts

The additional allowances charged during the period are as follows:

                                                            -----------------------------------------------
                                                                                         In thousands of R$
                                                            -----------------------------------------------
                                                                           Mar/03                    Dec/02
                                                            ---------------------    ----------------------
                                                                       Supplement                Supplement
                                                            ---------------------    ----------------------

Prior balance                                                             684,430                   623,351

 General customers / Government entities                                  (1,431)                    14,618
   Bulk sales customers - Municipal authorities                            21,205                    46,461
                                                            ---------------------    ----------------------
Total for the quarter                                                      19,774                    61,079
                                                            ---------------------    ----------------------
Current balance                                                           704,204                   684,430
                                                            =====================    ======================


The Company's accounting policy for establishing the allowance for doubtful accounts is as follows:

(*) accounts receivable (excluding accounts receivable from the State Government) over R$ 5 thousand and less than R$ 30 thousand overdue for more than 360 days;
(**) accounts receivable balances (excluding accounts receivable from the State Government) over R$ 30 thousand overdue for more than 360 days, for which legal action has been taken;
(***) accounts receivable balances (excluding accounts receivable from the State Government) less than R$ 5 thousand overdue for more than 180 days are written-off through a direct charge to "Selling expenses".

The Company recorded direct charges for probable losses in accounts receivable incurred in the 1st. quarter of 2003, in the amount of R$ 24,219 thousand (net of recoveries, of R$ 4,445 thousand up to R$ 5 thousand and R$ 19,774 thousand over R$ 5 thousand), directly to results for the period, in conformity with the guidelines of Law 9430/96, recorded in Selling expenses. In 2002 these losses amounted to R$ 66,625 thousand in the 1st. quarter.

(d)    Bulk sale customers - Municipal authorities

The amounts receivable on bulk sales refer to the sale of "treated water" to certain municipal authorities which distribute, bill and charge for this water.

(A free translation of the original in Portuguese)
FEDERAL GOVERNMENT SERVICE                          Unaudited
BRAZILIAN SECURITIES COMMISSION (CVM)               Corporate Legislation
QUARTERLY INFORMATION (ITR)                         03/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01    - IDENTIFICATION
-------------------------------------------------------------------------------
1-CVM CODE   2-COMPANY                          3 -Federal Corporate Taxpayers'
01444-3      CIA SANEAMENTO BASICO              Registration Number (CNPJ)
             ESTADO SAO PAULO                   43.776.517/0001-80
-------------------------------------------------------------------------------

04.01. Notes to the Quarterly Information
-------------------------------------------------------------------------------


(i)    Change

                                                                                            In thousands of R$
                                 -----------------------------------------------------------------------------
Municipality                               Balance              Billed            Received             Balance
                                            Dec/02      1st quarter/03      1st quarter/03              Mar/03
                                 -----------------  ------------------  ------------------  ------------------

Guarulhos                                  178,379              18,447              13,010             183,816
Maua                                        45,077               5,884               4,148              46,813
Mogi das Cruzes                              3,163               3,069               2,988               3,244
Santo Andre                                153,242              10,024               3,704             159,562
Sao Bernardo do Campo                      144,489              15,848               8,913             151,424
Sao Caetano do Sul                           2,154               3,208               3,168               2,194
Diadema                                     38,511               5,064               3,679              39,896
                                 -----------------  ------------------  ------------------  ------------------

Total                                      565,015              61,544              39,610             586,949
                                 =================  ==================  ==================  ==================

(e)    State Government

                                                         In thousands of R$
---------------------------------------------------------------------------
         Balance             Billed            Received             Balance
          Dec/02     1st quarter/03      1st quarter/03              Mar/03
----------------    ---------------   -----------------  ------------------

          65,458             60,201            (20,258)             105,401


6. RECEIVABLE FROM THE STATE GOVERNMENT

The accounts receivable relate to supplementary pensions and paid leave benefits paid by the Company to former employees of the state-owned companies which merged to form SABESP. The amounts are reimbursed by the Government of the State of Sao Paulo (the "State Government" or "GESP"), which is the primary obligor in accordance with State Law 200/74. At March 31, 2003, these receivables amount to R$ 101,713 thousand (2002 - R$ 83,240 thousand).

At March 31, 2003, the Company employs 281 people entitled to these benefits and 2,879 (2002 - 2,882) who already receive supplementary pensions. The amount of the future benefits, calculated based on actuarial methodologies is R$ 908,861 thousand, and is not recorded in the Company's accounts because it refers to an obligation of the Sao Paulo State Government.

On December 11, 2001, the Company entered into an "Agreement for Recognition and Consolidation of Obligations, Payment Commitments and Other Covenants", described in Note 15, under which the Sao Paulo State Government acknowledges a debt of R$ 320,623 thousand, which must be mutually reconciled between the parties, and which corresponds to the balance of these obligations on November 30, 2001. The amount of R$ 33,750 thousand (2002 - R$ 33,750 thousand) related to this settlement is recorded under current assets as "Receivable from the State Government", and the remaining portion in long-term receivables as "GESP Agreement".

(A free translation of the original in Portuguese)
FEDERAL GOVERNMENT SERVICE                          Unaudited
BRAZILIAN SECURITIES COMMISSION (CVM)               Corporate Legislation
QUARTERLY INFORMATION (ITR)                         03/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01    - IDENTIFICATION
-------------------------------------------------------------------------------
1-CVM CODE   2-COMPANY                          3 -Federal Corporate Taxpayers'
01444-3      CIA SANEAMENTO BASICO              Registration Number (CNPJ)
             ESTADO SAO PAULO                   43.776.517/0001-80
-------------------------------------------------------------------------------

04.01. Notes to the Quarterly Information
-------------------------------------------------------------------------------



7. PROPERTY, PLANT AND EQUIPMENT

                                                                                              In thousands of R$
                                                       ---------------------------------------------------------
                                                                           Mar/03                         Dec/02
                                                       ------------------------------------------     ----------
                                                                      Accumulated
                                                             Cost    depreciation             Net            Net
In use
   Water systems
                 Land                                     917,065        -                917,065        916,689
                 Buildings                              2,549,755     (1,015,328)       1,534,427      1,513,731
                 Ducts                                    733,261       (241,618)         491,643        490,600
                 Water meters                             243,555       (103,777)         139,778        141,123
                 Net works                              2,942,747       (728,578)       2,214,169      2,210,242
                 Equipment                                162,492       (101,048)          61,444         60,224
                 Other                                    298,756       (132,266)         166,490        206,496
    Sub-total                                           7,847,631     (2,322,615)       5,525,016      5,539,105

    Sewage systems
                 Land                                     339,969        -                339,969        339,953
                 Buildings                              1,198,428       (347,679)         850,749        858,162
                 Ducts                                    746,340       (236,722)         509,618        508,875
                 Net works                              3,830,251       (777,099)       3,053,152      3,072,855
                 Equipment                                366,778       (208,494)         158,284        166,796
                 Other                                     24,768         (9,851)          14,917         13,313
    Sub-total                                           6,506,534     (1,579,845)       4,926,689      4,959,954

    General use
                 Land                                     102,527        -                102,527        102,527
                 Buildings                                112,767        (51,275)          61,492         62,172
                 Transportation equipment                 133,383       (103,618)          29,765         31,480
                 Furniture, Fixtures and Equipment        240,462       (120,126)         120,336        113,402
                 Free lease land                           25,312        -                 25,312         25,312
                 Free lease assets                          8,023         (2,471)           5,552          5,552
    Sub-total                                             622,474       (277,490)         344,984        340,445

Sub-total in use                                       14.976.639     (4,179,950)      10,796,689     10,839,504

Construction in progress
                 Water systems                            765,908        -                765,908        795,459
                 Sewage systems                         1,692,754        -              1,692,754      1,673,402
                 Other                                     24,503        -                 24,503         24,278

Sub-total construction in progress                      2.483.165        -              2,483,165      2,493,139

Intangible assets                                         308.896        (34,679)         274,217        275,726

Total                                                  17,768,700     (4,214,629)      13,554,071     13,608,369

(A free translation of the original in Portuguese)
FEDERAL GOVERNMENT SERVICE                          Unaudited
BRAZILIAN SECURITIES COMMISSION (CVM)               Corporate Legislation
QUARTERLY INFORMATION (ITR)                         03/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01    - IDENTIFICATION
-------------------------------------------------------------------------------
1-CVM CODE   2-COMPANY                          3 -Federal Corporate Taxpayers'
01444-3      CIA SANEAMENTO BASICO              Registration Number (CNPJ)
             ESTADO SAO PAULO                   43.776.517/0001-80
-------------------------------------------------------------------------------

04.01. Notes to the Quarterly Information
-------------------------------------------------------------------------------



a)     Depreciation:
Depreciation is calculated at the following annual rates: buildings - 4%; ducts - 5%; water meters - 10%; networks - 2%, transportation equipment - 10%; furniture, fixtures and equipment - 10 to 20% and other - from 2 to 20%.

Amortization of intangible assets is carried out in accordance with the life of the concession contracts assumed by the municipalities.

b)     Construction in progress
The estimated disbursements as from April 2003, up to 2008, relating to project investments already contracted are approximately R$ 912,208 thousand.

c)     Disposal of property, plant and equipment
The Company wrote-off items of property, plant and equipment in this quarter which resulted in a loss of R$ 31,196 thousand (R$ 6,295 thousand - 1st. quarter of 2002), due to obsolescence, decommissioning or theft. A significant portion of this amount is represented by the revalued balance, therefore not effecting the financial position.

d)     Registration and regularization of properties
The Company is contracting a specialized company to provide, within 90 days, a survey of properties and related documentation to agree to title to the official registers of real estate. This inventory will provide objective management guidelines to optimize property management.

e)     Expropriations
As a result of the implementation of priority projects related to the water and sewage systems, the Company was forced to expropriate or establish rights of way over third-party properties, in conformity with the relevant legislation. The owners of these properties will be compensated either through amicable or court means.

The estimate of the compensation to be paid as from the 2nd quarter of 2003 amounts to approximately R$ 189,000, which will be paid with Company funds. The assets to be received as a result of these negotiations will be recorded as property, plant, and equipment after the transaction is completed.

f)     Revaluation of assets and tax effects
All fixed assets were revalued in 1990 and 1991 and are being depreciated at rates which take into consideration the remaining economic useful lives of the assets presented in the appraisal reports which, as a rule, are within the above rates. In the period from January to March 2003 the realization of the revaluation reserve amounted to R$ 52,937 thousand.

As permitted by CVM Instruction 197/93, the Company did not provide for the tax effects (deferred taxes) on the revaluation surplus of property, plant and equipment carried out in 1990 and 1991. Had this effect been accounted for, the unrealized amount at March 31, 2003 would be R$ 554,566 thousand (2002 - 572,582 thousand).

(A free translation of the original in Portuguese)
FEDERAL GOVERNMENT SERVICE                          Unaudited
BRAZILIAN SECURITIES COMMISSION (CVM)               Corporate Legislation
QUARTERLY INFORMATION (ITR)                         03/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01    - IDENTIFICATION
-------------------------------------------------------------------------------
1-CVM CODE   2-COMPANY                          3 -Federal Corporate Taxpayers'
01444-3      CIA SANEAMENTO BASICO              Registration Number (CNPJ)
             ESTADO SAO PAULO                   43.776.517/0001-80
-------------------------------------------------------------------------------

04.01. Notes to the Quarterly Information
-------------------------------------------------------------------------------



g)     Intangible assets
As from 1999, new concessions acquired are valued based on projected financial results based on appraisal reports issued by independent valuers.


After the transaction is concluded with the municipality, the amount defined in the respective contract is settled through subscription of the company's shares or in cash, and this amount is recorded in this account and amortized over the related concession period, of 30 years.

(A free translation of the original in Portuguese)
FEDERAL GOVERNMENT SERVICE                          Unaudited
BRAZILIAN SECURITIES COMMISSION (CVM)               Corporate Legislation
QUARTERLY INFORMATION (ITR)                         03/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01    - IDENTIFICATION
-------------------------------------------------------------------------------
1-CVM CODE   2-COMPANY                          3 -Federal Corporate Taxpayers'
01444-3      CIA SANEAMENTO BASICO              Registration Number (CNPJ)
             ESTADO SAO PAULO                   43.776.517/0001-80
-------------------------------------------------------------------------------

04.01. Notes to the Quarterly Information
-------------------------------------------------------------------------------

8.     LOANS AND FINANCINGS

                                                         BALANCE OF LOANS
                                                                                      In thousands of reais
                      -------------------------------------------------------------------------------------
                                       Mar/03                                       Dec/02
                        SHORT-         LONG-                         SHORT-         LONG-
                         TERM           TERM          TOTAL           TERM           TERM          TOTAL
                      ----------     ----------     ----------     ----------     ----------     ----------

DOMESTIC
Federal
Government/
Banco do Brasil          142,223      2,334,369      2,476,592        137,478      2,341,027      2,478,505
Debentures 3rd
  issue                        -        413,094        413,094              -        413,094        413,094
Debentures 4th
  issue                   25,000        275,000        300,000              -        300,000        300,000
Debentures 5th
  issue                        -        427,971        427,971              -        421,153        421,153
CEF                       30,880        491,457        522,337         28,380        493,130        521,510
BNDES                          -          4,107          4,107              -          4,060          4,060

Other                      2,235         24,596         26,831          2,236         24,149         26,385
Interest and
charges                   59,951              -         59,951         52,401              -         52,401

TOTAL COUNTRY            260,289      3,970,594      4,230,883        220,495      3,996,613      4,217,108
                      ----------     ----------     ----------     ----------     ----------     ----------

OFFSHORE
Bird US$ 44,142
thousand                  99,990         48,024        148,014        104,132         94,934        199,066
Soc. Generale
EUR 3,469
thousand                   2,650         10,069         12,719          2,675         10,165         12,840
Bid
US$ 427,370
thousand                 120,717      1,312,298      1,433,015        125,969      1,377,952      1,503,921
Euro Bonds
US$ 475,000
thousand                 670,620        922,103      1,592,723        706,660        971,658      1,678,318

Deutsche Bank
Luxembourg
US$ 60,000
thousand                  67,062        134,124        201,186         70,666        141,332        211,998

Interest and
charges                   67,061              -         67,061        101,872              -        101,872
                      ----------     ----------     ----------     ----------     ----------     ----------
TOTAL FOREIGN          1,028,100      2,426,618      3,454,718      1,111,974      2,596,041      3,708,015
                      ----------     ----------     ----------     ----------     ----------     ----------
TOTAL                  1,288,389      6,397,212      7,685,601      1,332,469      6,592,654      7,925,123
                      ==========     ==========     ==========     ==========     ==========     ==========




                                               ANNUAL
                                             INTEREST
                           MATURITY              RATE        INDEXATION        GUARANTEES

DOMESTIC
Federal                                                                         Sao Paulo
Government/                                                                         State
Banco do Brasil                2014             8.50%               UPR        Government
Debentures 3rd
  issue                        2004       CDI + 2.85%                                   -
Debentures 4th
  issue                        2006        CDI + 1.2%                                   -
Debentures 5th                             CDI +1.85%
  issue                        2007        and 13.25%              IGPM                 -
CEF                    2007 to 2017        5% to 9.5%               UPR     Own resources
BNDES                          2012         3% + TJLP                       Own resources
                                              12% and
Other                       2009/11               CDI               UPR                 -
Interest and
charges


TOTAL COUNTRY


OFFSHORE
Bird US$ 44,142                                           Var. currency
thousand                    2004/07             5.02%      basket + US$       Federal Gov
Soc. Generale
EUR 3,469
thousand                       2006             5.80%               EUR       Federal Gov
Bid
US$ 427,370                                               Var. currency
thousand                    2007/25        3% to 7.7%      basket + US$       Federal Gov
Euro Bonds
US$ 475,000                                   10% and
thousand                    2003/05               12%               US$                 -

Deutsche Bank
Luxembourg
US$ 60,000
thousand                       2005           11.125%               US$                 -

Interest and
charges

TOTAL FOREIGN

TOTAL



UPR: Standard Reference Unit                      TJLP: Long-term interest rate
VARIATION OF CURRENCY BASKET:
  Amount related to Bid and Bird account unit     EUR: Euro

(A free translation of the original in Portuguese)
FEDERAL GOVERNMENT SERVICE                          Unaudited
BRAZILIAN SECURITIES COMMISSION (CVM)               Corporate Legislation
QUARTERLY INFORMATION (ITR)                         03/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01    - IDENTIFICATION
-------------------------------------------------------------------------------
1-CVM CODE   2-COMPANY                          3 -Federal Corporate Taxpayers'
01444-3      CIA SANEAMENTO BASICO              Registration Number (CNPJ)
             ESTADO SAO PAULO                   43.776.517/0001-80
-------------------------------------------------------------------------------

04.01. Notes to the Quarterly Information
-------------------------------------------------------------------------------



CDI: Interbank Deposit Certificate            IGP-M Monthly general price index



(i)    3rd issue of debentures

In March 2003 the Company renegotiated the remuneration conditions of the 5th series, paid quarterly, changing the CDI rate + 1.5% per annum (p.a.) to CDI + 2.85% p.a.

(ii)   Purchase of foreign currency

In March 2003 the Company opted to prepay US$ 13,338 thousand of a portion of the contract with Deutsche Bank, falling due on April 06, 2003. The amount of R$ 44,711 thousand is recorded in current assets.


9. INCOME TAX AND SOCIAL CONTRIBUTION

(a)    Balance sheet and income and expenses accounts

                                                                                        In thousands of R$
                                                             ---------------------------------------------
                                                                           Mar/03                   Dec/02
                                                             --------------------  -----------------------

   Current assets
       Deferred income tax                                                 48,086                   43,016
       Deferred social contribution                                        17,311                   15,486
                                                             --------------------  -----------------------
                                                                           65,397                   58,502

    Long-term receivables
       Deferred income tax                                                 78,544                   92,734
       Deferred social contribution                                       105,548                  113,299
                                                             --------------------  -----------------------
                                                                          184,092                  206,033
                                                             ====================  =======================

  Current liabilities
       Income tax                                                          20,473                        -
       Social contribution                                                 57,853                        -
                                                             --------------------  -----------------------
                                                                           78,326                        -
                                                             --------------------  -----------------------

       Deferred income tax                                                  9,903                    9,903
                                                             --------------------  -----------------------
                                                                            9,903                    9,903
                                                             --------------------  -----------------------

  Long-term liabilities
       Deferred income tax                                                 61,367                   59,110
       Deferred social contribution                                        17,582                   16,770
                                                             --------------------  -----------------------
                                                                           78,949                   75,880
                                                             ====================  =======================

(A free translation of the original in Portuguese)
FEDERAL GOVERNMENT SERVICE                          Unaudited
BRAZILIAN SECURITIES COMMISSION (CVM)               Corporate Legislation
QUARTERLY INFORMATION (ITR)                         03/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01    - IDENTIFICATION
-------------------------------------------------------------------------------
1-CVM CODE   2-COMPANY                          3 -Federal Corporate Taxpayers'
01444-3      CIA SANEAMENTO BASICO              Registration Number (CNPJ)
             ESTADO SAO PAULO                   43.776.517/0001-80
-------------------------------------------------------------------------------

04.01. Notes to the Quarterly Information
-------------------------------------------------------------------------------



(b)    Deferred taxes

(i)    Current assets

Mainly calculated on temporary differences in the amount of R$ 192,345 thousand (2002 - R$ 172,064 thousand).

(ii)   Long-term receivables

Mainly calculated on temporary differences totaling R$ 314,179 thousand (2002
- R$ 283,034 thousand) for income tax and R$ 326,101 thousand (2002 - R$
294.957 thousand) for social contribution.

The Company is claiming in court the right to fully offset tax loss carryforwards for income tax and social contribution purposes, without the 30% annual limitation imposed by Law 8981/95; notwithstanding this, the portion offset in the year observed the limitation established in this law. At March 31, 2003, the accumulated tax losses for social contribution purposes amount to R$ 846,655 thousand (2002-R$ 963,923 thousand).

In conformity with CVM Deliberation 273/98 and Instruction 371/02, the realization of credits arising from income tax and social contribution losses on temporary differences will occur by the end of 2006 based on budgetary projections.

Approximate percentage realization:

Realization      2003       2004         2005        2006
-----------      ----       ----         ----        ----
Year              15%        23%          29%         33%

Also in conformity with the provisions of CVM Instruction 371/2002, in addition to the regular projections, the Company has prepared its budget projections to support this realization discounted to present value using the discount rate of 15% approved by the Joint Meeting of the Board of Directors and of the Conselho Fiscal.

(iii)  Current liabilities

The amount of R$ 78,326 thousand refers to income tax and social contribution on net income for the quarter.

(iv)   Long-term liabilities

Mainly calculated on temporary differences totaling R$ 245,468 thousand (2002
- R$ 236,441 thousand) for income tax and R$ 195,361 thousand (2002 - R$ 186,335 thousand) for social contribution.

(c)    Reconciliation of the effective tax rate

The amount recorded as income tax and social contribution expense in the financial statements is reconciled from the nominal rates as shown below:

(A free translation of the original in Portuguese)
FEDERAL GOVERNMENT SERVICE                          Unaudited
BRAZILIAN SECURITIES COMMISSION (CVM)               Corporate Legislation
QUARTERLY INFORMATION (ITR)                         03/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01    - IDENTIFICATION
-------------------------------------------------------------------------------
1-CVM CODE   2-COMPANY                          3 -Federal Corporate Taxpayers'
01444-3      CIA SANEAMENTO BASICO              Registration Number (CNPJ)
             ESTADO SAO PAULO                   43.776.517/0001-80
-------------------------------------------------------------------------------

04.01. Notes to the Quarterly Information
-------------------------------------------------------------------------------



                                                                                           In thousands of reais
                                                                     --------------------------------------------
                                                                          1st quarter 2003      1st quarter 2002
                                                                     ---------------------      -----------------

  Income before taxation                                                           268,313               138,244
                                                                                   -------               -------

  Benefit at nominal rate of 34%                                                  (91,226)               (47,003)
                                                                                  --------               -------

  Reconciliation adjustments:

   - Realization of revaluation reserve                                           (17,815)                (8,788)
   -  Interest attributed to shareholders' equity                                  13,653                 36,796

   - Other differences                                                             (1,052)                   505
                                                                                   -------                   ---

  Income tax and social contribution
       on the results for the period                                              (96,440)               (18,490)
                                                                     =====================      =================


10.    REFIS

Analysis of the taxable basis on election to join the REFIS


        Tax                                                             Balance at          Amount        Amounts
                          Principal           Fine        Interest        02/29/00      for offset        payable
                      -------------   ------------   -------------   -------------   -------------   ------------

COFINS                          416             83             580           1,079            (47)          1,032
PASEP                         1,076            215           1,609           2,900           (128)          2,772
Social contribution          46,658          9,332          74,468         130,458            (79)        130,379
Income tax                   45,104          9,021          51,050         105,175           (579)        104,596

                      -------------   ------------   -------------   -------------   -------------   ------------

Total                        93,254         18,651         127,707         239,612           (833)        238,779
                      =============   ============   =============   =============   =============   ============

The fines and interest mentioned above were already part of the agreements signed in previous periods.

The Company elected to join the Refis program to optimize the refinancing of taxes payable.

The Company opted for the alternative payment in 60 equal monthly installments, accruing interest based on the Long-Term Interest Rate (TJLP), which are not subject to the payment limit based on a percentage on billings. Management's option was made because of the reduction in interest rate on these debts, from the Brazilian base rate (SELIC) applied to the agreements in force up to February 29, 2000, to the TJLP. Consistent with Brazilian accounting principles, the present value gain , if calculated based on the terms described, was not recognized.

At March 31, 2000, the accumulated tax losses for social contribution purposes amounted to R$ 28,506 thousand and these were not applied to amortize interest and fines. There were no accumulated income tax losses at that date.

(A free translation of the original in Portuguese)
FEDERAL GOVERNMENT SERVICE                          Unaudited
BRAZILIAN SECURITIES COMMISSION (CVM)               Corporate Legislation
QUARTERLY INFORMATION (ITR)                         03/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01    - IDENTIFICATION
-------------------------------------------------------------------------------
1-CVM CODE   2-COMPANY                          3 -Federal Corporate Taxpayers'
01444-3      CIA SANEAMENTO BASICO              Registration Number (CNPJ)
             ESTADO SAO PAULO                   43.776.517/0001-80
-------------------------------------------------------------------------------

04.01. Notes to the Quarterly Information
-------------------------------------------------------------------------------


No adjustments were made as a result of the election for the REFIS. The amount of the monthly installments paid before election was approximately R$ 7 million.

Land with a book value of R$ 249,034 thousand was provided in security for payments of the amounts due under the REFIS program.

The option for REFIS requires the regular payment of taxes and contributions in accordance with current legislation.

The amount paid since the Company joined the REFIS program, from March 2000 to March 2003, was R$ 173,160 thousand, of which R$ 58,861 thousand refer to charges.


11. PROVISIONS AND CONTINGENCIES

                                                                                         In thousands of reais
                                                           ---------------------------------------------------
                                                                        March 2003               December 2002
                                                           -----------------------       ---------------------

(a) Current liabilities

 Provisions
     Vacation pay                                                           73,496                      81,881
     13th salary                                                            12,442                           -
     Social charges                                                          2,655                       2,562
     Profit sharing                                                          9,140                           -
                                                           ------------------------       ---------------------
                                                                            97,733                      84,443

 Provisions for legal contingencies
     COFINS and PASEP - Law 9718 (i)                                       191,190                     170,494
     FINSOCIAL                                                               7,872                       7,872
     Customer claims                                                         1,639                       1,569
                                                           ------------------------       ---------------------
                                                                           200,701                     179,935

(i)    COFINS and PASEP - Law 9718

Through an Ordinary Action, the Company is challenging in court the changes in Law No. 9718/98 which extended the calculation basis of the Social Contribution on Revenues (COFINS) and the contributions to the Public Service Employee Savings Program (PASEP), and increased the rate of COFINS. The Company obtained a preliminary injunction on June 11, 1999, without the requirement for a court deposit.

The difference between the amounts due under the current law and those paid in accordance with the former law, in the period 1999-2003, amounts to R$ 191,190 thousand and was recorded as a provision in current liabilities.

(b)    Long-term liabilities

(A free translation of the original in Portuguese)
FEDERAL GOVERNMENT SERVICE                          Unaudited
BRAZILIAN SECURITIES COMMISSION (CVM)               Corporate Legislation
QUARTERLY INFORMATION (ITR)                         03/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01    - IDENTIFICATION
-------------------------------------------------------------------------------
1-CVM CODE   2-COMPANY                          3 -Federal Corporate Taxpayers'
01444-3      CIA SANEAMENTO BASICO              Registration Number (CNPJ)
             ESTADO SAO PAULO                   43.776.517/0001-80
-------------------------------------------------------------------------------

04.01. Notes to the Quarterly Information
-------------------------------------------------------------------------------



Management, base on an analysis with its legal advisors, recorded a provision for contingencies in the amount of R$ 249,216 thousand (December 2002 - R$ 237,370 thousand), considered sufficient to meet probable losses on legal actions, as follows:

                                                                                       In thousands of reais
                                                                        March 2003             December 2002
                                                           -----------------------  ------------------------
Labor (i)                                                                   21,027                    19,131
Contractors (ii)                                                           108,174                   107,380
Civil                                                                       12,196                    11,329
Customers (iii)                                                             89,066                    89,066
Other                                                                       18,753                    10,464
                                                           -----------------------  ------------------------
                                                                           249,216                   237,370

(i) Labor claims - the Company is defending several labor claims, most of the amounts involved being under provisional or definite execution, thus being classified as of probable loss and duly provided for. The amount provided refers mainly to overtime and health hazard premium claims. None of the claims are for material amounts and they are currently in various courts.

(ii) These refer to actions filed arising from construction contracts which have already been judged by lower courts and await the decision on the appeals filed by Sabesp.

(iii) These refer to actions filed by our customers claiming tariff parity, currently in the lower or appellate courts, where decisions to date have been both favorable and unfavorable to the Company.

(c)    Lawsuits

The Company is a defendant in lawsuits and administrative proceedings relating to environmental, tax, civil and labor issues, which are deemed by our legal advisors to be possible wins/losses and are not provisioned for in the Company's accounts. The aggregate amount attributed to these proceedings is R$ 205,368 thousand at March 31, 2003 (December 2002 - R$ 133,100 thousand).


12. PENSION AND HEALTH BENEFIT PLANS

The Company is the sponsor of Fundacao SABESP de Seguridade Social ("SABESPREV"), formed in August 1990 to manage the Company's employees pension and health benefit plans.

The monthly contributions to the defined benefit pension plan amount to 2.10% by the Company and 2.10% by participants.

The contributions made by participants (between 1% and 8.5% on average) depends on salary levels.

The health benefit program(optional health plans of free choice) is also funded by Company and participating employee contributions, which in the year were as follows:

(A free translation of the original in Portuguese)
FEDERAL GOVERNMENT SERVICE                          Unaudited
BRAZILIAN SECURITIES COMMISSION (CVM)               Corporate Legislation
QUARTERLY INFORMATION (ITR)                         03/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01    - IDENTIFICATION
-------------------------------------------------------------------------------
1-CVM CODE   2-COMPANY                          3 -Federal Corporate Taxpayers'
01444-3      CIA SANEAMENTO BASICO              Registration Number (CNPJ)
             ESTADO SAO PAULO                   43.776.517/0001-80
-------------------------------------------------------------------------------

04.01. Notes to the Quarterly Information
-------------------------------------------------------------------------------

..      Company: 6.21% on average of the payroll;
..      Participating employees: 3.21% of base salary and premiums, corresponding to 2.25% of gross payroll, on average.

The Company is changing from a Defined Benefit Plan to a Defined Contribution Plan in order to reduce future risks, by offering a more modern and flexible plan to its employees.


13. BENEFITS TO EMPLOYEES

In order to meet the provisions of CVM Deliberation 371/2000, the amounts of the pension and retirement benefits granted or to be granted, to which employees are entitled after retirement, are presented below.

At December 31, 2002, based on the report of the independent actuary, SABESP had a net actuarial liability of R$ 281,195 thousand, representing the difference between the present value of the Company's obligations to the participating employees, retired employees, and pensioners, and the fair value of the plan assets.

The Company chose to recognize the liability over a five-year period. The amount of R$ 87,635 thousand (2002 - R$ 68,336 thousand) is recorded in long-term liabilities.

In 2003 the estimated expense is R$ 88,816 thousand, of which R$ 22,139 thousand was recorded from January to March 2003.

As determined by IBRACON - NPC 26, approved by CVM Deliberation 371, during the first year of its application, the effects were recorded as "extraordinary item", net of the related taxes. As from 2003, these effects started to be recorded as operating expenses.


14. PROFIT SHARING

As a result of the negotiations held by the Company with entities representing the employees, a Profit Sharing Program was implemented for the period from July 2002 to June 2003, with distribution of an amount of up to one monthly payroll, depending on the results of operations.

In December 2002, the Company paid an advance amount of R$ 17,635 thousand, equivalent to 50% of one monthly payroll, and the remainder will be paid at the end of August 2003, if applicable.

(A free translation of the original in Portuguese)
FEDERAL GOVERNMENT SERVICE                          Unaudited
BRAZILIAN SECURITIES COMMISSION (CVM)               Corporate Legislation
QUARTERLY INFORMATION (ITR)                         03/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01    - IDENTIFICATION
-------------------------------------------------------------------------------
1-CVM CODE   2-COMPANY                          3 -Federal Corporate Taxpayers'
01444-3      CIA SANEAMENTO BASICO              Registration Number (CNPJ)
             ESTADO SAO PAULO                   43.776.517/0001-80
-------------------------------------------------------------------------------

04.01. Notes to the Quarterly Information
-------------------------------------------------------------------------------



15. RELATED PARTY TRANSACTIONS

                                                                                        In thousands of reais
                                                                       --------------------------------------
                                                                              March 2003        December 2002
                                                                       -----------------      ---------------

Current assets
  Cash, banks and time deposits with financial institutions
         controlled by the State Government - Nossa Caixa S/A                    336,078              377,593
   State Government customers (Note 5)                                           143,107              103,164
               Accounts receivable                                               105,401               65,458
               Agreement                                                          37,706               37,706
   Accounts receivable from shareholders (Note 6)                                135,463              116,990
               Accounts receivable                                               101,713               83,240
               Agreement                                                          33,750               33,750

Long-term receivables
   GESP Agreement                                                                607,374              607,374

Current liabilities
   Interest attributed to shareholders' equity up to 2001                        126,967              130,501
   Interest attributed to shareholders' equity provided in 2002                   77,431               77,431

Long-term liabilities
   Interest attributed to shareholders' equity provided in 2003                   28,731                    -

                                                                                        In thousands of reais
                                                                       --------------------------------------
                                                                                                  1st quarter
                                                                        1st quarter 2003                 2002
                                                                       -----------------      ---------------
Gross sales and services revenues
   Water sales                                                                    33,713               33,025
   Sewage services                                                                26,488               25,949
   Collections                                                                  (20,258)              (3,641)

Financial income
   Financial investments - Nossa Caixa S/A                                        17,104                6,901

These refer to sales to State Government agencies carried out under the terms and conditions considered by management as regular market conditions, except with respect to the settlement of receivables, which can be settled under the following conditions:

(A free translation of the original in Portuguese)
FEDERAL GOVERNMENT SERVICE                          Unaudited
BRAZILIAN SECURITIES COMMISSION (CVM)               Corporate Legislation
QUARTERLY INFORMATION (ITR)                         03/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01    - IDENTIFICATION
-------------------------------------------------------------------------------
1-CVM CODE   2-COMPANY                          3 -Federal Corporate Taxpayers'
01444-3      CIA SANEAMENTO BASICO              Registration Number (CNPJ)
             ESTADO SAO PAULO                   43.776.517/0001-80
-------------------------------------------------------------------------------

04.01. Notes to the Quarterly Information
-------------------------------------------------------------------------------



(a) Agreement for Recognition and Consolidation of Obligations, Payment Commitments and Other Covenants (GESP Agreement).

The above agreement was signed on December 11, 2001 between the Company, the State Government of Sao Paulo, through the State Finance Secretariat, and the Department of Water and Electric Power (DAEE), with the State Department of Water Resources, Sanitation and Works as intervening party. Under such agreement, the State acknowledges that by force of Law No. 200/74, it is responsible for the charges arising from the pension plan and acknowledges the existence of debts arising from invoices for the rendering of water supply and sewage collection services. The total contract value is R$ 678,830 thousand, at historical amounts, of which R$ 320,623 thousand refers to pension benefits in the period from March 1986 to November 2001, and R$ 358,207 thousand for rendering of water supply and sewage collection services, invoiced and due from 1985 to December 1, 2001.

In recognition of the strategic importance of the Taiacupeba, Jundiai, Biritiba, Paraitinga, and Ponte Nova reservoirs for ensuring the maintenance of the water volume of the Alto Tiete system, the Department of Water and Electric Power (DAEE) will transfer these properties to the Company as a partial amortization, through the assignment of receivables, of the amount due by the State.

The valuation of the reservoirs has already been completed and approved by the Company's Board of Directors amounting to R$ 300,880 thousand (base date - June 2002), as stated in the appraisal report to be submitted to the approval of the Extraordinary General Meeting of shareholders.

The agreement also established that the legal advisors of the State Finance Secretariat will carry out specific analyses, already under way, to reconcile the amount of pension benefits. The first payment is postponed until this work is completed (and management does not expect significant differences) and the appraisal report is approved and the credit assignments, relating to the transaction involving the reserves stated in the previous paragraph, are formalized. Under sole paragraph of clause 11 of the Agreement, the original first payment date was July 2002.

(b)    Memorandum of Understanding with the State of Sao Paulo Government

The Company and the Sao Paulo State Government, through the State Finance Secretariat, entered into a Memorandum of Understanding on September 30, 1997 aimed at settling the balance of accounts receivable for sales and services rendered by the Company, the pension and paid leave of employees benefiting from Law 200/74, and other payables, using dividends and/or interest attributed to shareholders' equity, when applicable.

(A free translation of the original in Portuguese)
FEDERAL GOVERNMENT SERVICE                          Unaudited
BRAZILIAN SECURITIES COMMISSION (CVM)               Corporate Legislation
QUARTERLY INFORMATION (ITR)                         03/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01    - IDENTIFICATION
-------------------------------------------------------------------------------
1-CVM CODE   2-COMPANY                          3 -Federal Corporate Taxpayers'
01444-3      CIA SANEAMENTO BASICO              Registration Number (CNPJ)
             ESTADO SAO PAULO                   43.776.517/0001-80
-------------------------------------------------------------------------------

04.01. Notes to the Quarterly Information
-------------------------------------------------------------------------------


16. FINANCIAL INSTRUMENTS

(a)    Market value of financial instruments

The market values of the main financial instruments of the Company approximate their book values, as follows:

                                                                                            In thousands of
                                                                                                      reais
                                                           ------------------------------------------------
                                                                     March 2003               December 2002
                                                           --------------------       ---------------------

Financial investments                                                   269,850                     344,365
Loans and financings                                                  7,685,601                   7,925,123
                                                           ====================       =====================

These financial instruments are determined annually by the Company's management.

(b)    Concentration of credit risk

A significant portion of sales is made to a broad customer base. Credit risk is mitigated due to the large portfolio and the control procedures, which monitor this risk.

The allowance for possible loan losses is sufficient to cover realization losses.

(c)    Foreign currency

Transactions in foreign currency consist of borrowings for the improvement and expansion of the Company's water and sewage services. The partial hedge relating to these operations is described in Note 8 (ii).


17. OPERATING COSTS AND EXPENSES

                                                                                            In thousands of reais
                                                                       ------------------------------------------
                                                                          1st quarter 2003       1st quarter 2002
                                                                       -------------------    -------------------

1. Cost of sales and services
Salaries and payroll charges                                                       177,594                145,718
General supplies                                                                    17,170                 15,140
Treatment supplies                                                                  26,868                 24,420
Outsourced services                                                                 47,879                 45,843
Electric power                                                                      74,810                 55,467
General expenses                                                                     8,493                  7,750
Depreciation and amortization                                                      130,015                118,690
                                                                       -------------------    -------------------
                                                                                   482,829                413,028
2.Selling expenses
Salaries and payroll charges                                                        26,953                 22,247
General supplies                                                                     1,218                    930
Outsourced services                                                                 21,278                 18,994
Electric power                                                                         209                     63
General expenses                                                                     6,908                  6,558
Depreciation                                                                           572                    524

                                      32



(A free translation of the original in Portuguese)
FEDERAL GOVERNMENT SERVICE                          Unaudited
BRAZILIAN SECURITIES COMMISSION (CVM)               Corporate Legislation
QUARTERLY INFORMATION (ITR)                         03/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01    - IDENTIFICATION
-------------------------------------------------------------------------------
1-CVM CODE   2-COMPANY                          3 -Federal Corporate Taxpayers'
01444-3      CIA SANEAMENTO BASICO              Registration Number (CNPJ)
             ESTADO SAO PAULO                   43.776.517/0001-80
-------------------------------------------------------------------------------

04.01. Notes to the Quarterly Information
-------------------------------------------------------------------------------



                                                                                            In thousands of reais
                                                                       ------------------------------------------
                                                                          1st quarter 2003       1st quarter 2002
                                                                       -------------------    -------------------

Write-off of receivables                                                            24,219                 66,625
                                                                       -------------------    -------------------
                                                                                    81,357                115,941
3. General and administrative expenses
Salaries and payroll charges                                                        24,010                 21,408
General supplies                                                                       885                  1,077
Outsourced services                                                                  9,746                 11,729
Electric power                                                                         199                    125
General expenses                                                                     6,383                  2,390
Depreciation and amortization                                                        3,029                  2,583
Tax expenses                                                                         6,447                  7,083
                                                                       -------------------    -------------------
                                                                                    50,699                 46,395
4. Costs, selling, general and administrative expenses (1+2+3)
Salaries and payroll charges                                                       228,557                189,373
General supplies                                                                    19,273                 17,147
Treatment supplies                                                                  26,868                 24,420
Outsourced services                                                                 78,903                 76,566
Electric power                                                                      75,218                 55,655
General expenses                                                                    21,784                 16,698
Depreciation and amortization                                                      133,616                121,797
Tax expenses                                                                         6,447                  7,083
Write-off of receivables                                                            24,219                 66,625
                                                                       -------------------    -------------------
                                                                                   614,885                575,364
5. Financial expenses
Interest and other charges on local currency loans and other                       133,307                 97,929
financings
Interest and other charges on foreign currency loans and other                      65,686                 55,115
financings
Interst attributed to shareholders' equity                                          40,156                108,222


18. CONCESSIONS

The Municipalities of Diadema and Maua terminated the concessions for water supply and sewer collection at the beginning of 1995.

In December 1996, the Company filed claims to seek compensation for investments made during the terms of the concession agreements.

Even though the Company has not yet been compensated for these investments, water is still supplied on a bulk basis to these municipalities, which currently operate their own water distribution and sewage collection systems.

The residual net book value of property, plant, and equipment relating to the Municipality of Diadema, written-off in December 1996 amounted to R$ 75,231 thousand, and the claim balance and other receivables from the municipality amounting to R$ 62,876 thousand are recorded under long-term receivables in "Compensation for concession termination".

(A free translation of the original in Portuguese)
FEDERAL GOVERNMENT SERVICE                          Unaudited
BRAZILIAN SECURITIES COMMISSION (CVM)               Corporate Legislation
QUARTERLY INFORMATION (ITR)                         03/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01    - IDENTIFICATION
-------------------------------------------------------------------------------
1-CVM CODE   2-COMPANY                          3 -Federal Corporate Taxpayers'
01444-3      CIA SANEAMENTO BASICO              Registration Number (CNPJ)
             ESTADO SAO PAULO                   43.776.517/0001-80
-------------------------------------------------------------------------------

04.01. Notes to the Quarterly Information
-------------------------------------------------------------------------------


The residual net book value of property, plant and equipment relating to the Municipality of Maua, written off in December in 1999 amounted to R$ 103,763 thousand, and the claim balance of R$ 85,918 thousand is recorded under long-term receivables in "Compensation for concession termination".

Both claims are pending court decision but the legal advisor conducting the litigation expects a favorable outcome.


19. SHAREHOLDERS' EQUITY

(a)    Authorized capital

The Company is authorized to increase its capital up to a maximum of R$ 4,100,000, corresponding to 40,000,000,000 book-entry common shares with no par value.

(b)    Subscribed and paid-up capital

Capital is comprised of 28,479,577,827 (2001 - 28,479,577,827) common nominative shares, with no par value, distributed as follows:


                                                                     Mar/03                            Dec/02
                                              -----------------------------     -----------------------------

Shareholders                                           Number             %              Number             %
------------------------------------------    ---------------       -------     ---------------       -------

 Sao Paulo State Finance Secretariat           20,376,674,058         71.54      20,376,674,059         71.54
 Shares held in custody by Stock Exchanges      8,062,471,269         28.30       8,062,195,428         28.30
 Other                                             40,432,500          0.16          40,708,340          0.16
                                              ---------------       -------     ---------------       -------

                                               28,479,577,827        100.00      28,479,577,827        100.00
                                              ===============       =======     ===============       =======

(c)    Remuneration of shareholders

Shareholders are entitled to a minimum mandatory dividend of 25% of adjusted net income calculated in conformity with Brazilian Corporate Law.

In the first quarter of 2003, the Company distributed R$ 40,156 thousand as interest attributed to shareholders' equity, in lieu of dividends of which R$ 1,704 thousand where withheld as income tax. Interest attributed to shareholders' equity was calculated in conformity with article 9 of Law 9249/95, based on the Long-term Interest Rate (TJLP); this interest was recorded in "Financial expenses" for income tax and social contribution deductibility purposes and subsequently, for presentation purposes, reversed to Shareholders' equity in conformity with CVM Deliberation 207/96.

The interest recorded in 2002 will be paid by June 25, 2003, while that recorded in 2003 will be paid in up to 60 days after the approval of the balance sheet at the Annual Shareholder's Meeting.

(A free translation of the original in Portuguese)
FEDERAL GOVERNMENT SERVICE                          Unaudited
BRAZILIAN SECURITIES COMMISSION (CVM)               Corporate Legislation
QUARTERLY INFORMATION (ITR)                         03/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01    - IDENTIFICATION
-------------------------------------------------------------------------------
1-CVM CODE   2-COMPANY                          3 -Federal Corporate Taxpayers'
01444-3      CIA SANEAMENTO BASICO              Registration Number (CNPJ)
             ESTADO SAO PAULO                   43.776.517/0001-80
-------------------------------------------------------------------------------

04.01. Notes to the Quarterly Information
-------------------------------------------------------------------------------



(d)    Capital reserve

Comprises tax incentives and donations from government agencies.

(e)    Revaluation reserve

As permitted by CVM Instruction 197/93, the Company opted not to recognize the deferred income tax and social contribution liability (non-cash) on the revaluation reserve of property, plant and equipment recorded up to 1991.

The revaluation reserve is charged against retained earnings in proportion to the depreciation and disposal of the respective assets.

(f)    Changes in retained earnings

                                                                                       In thousands of reais
                                                         -----------------------    ------------------------
                                                                          Mar/03                      Dec/02
                                                         -----------------------    ------------------------

Prior balance                                                                  -                   (917,346)
Realization of revaluation reserve                                        52,936                      23,355
Net income for the year                                                  171,873                     231,093
Investments reserve                                                            -                     662,898
Interest attributed to shareholders' equity                             (40,156)                           -
                                                         -----------------------    ------------------------
Current balance                                                          184,653                           -
                                                         =======================    ========================


20. SUPPLEMENTARY INFORMATION - STATEMENTS OF CASH FLOW

In order to provide improved information to the market, the Company is also presenting as supplementary information statements of cash flows, prepared in accordance with IBRACON Accounting Standard No. 20.

                                                                                     In thousands of reais
                                                                    --------------------------------------
Description                                                                    1Q/2003             1Q/2002
-----------                                                         ------------------    ----------------

Cash flow from operating activities
Net income for the year                                                        171,873             111,278

Adjustments to reconcile net income:
  Deferred income tax and social contribution                                   18,114            (20,493)
  Provisions for contingencies                                                  32,612              28,415
  Social security contributions                                                 19,299              17,855
  Property, plant, and equipment received as
    donations (Private sector)                                                       -                (10)



                                      35



(A free translation of the original in Portuguese)
FEDERAL GOVERNMENT SERVICE                          Unaudited
BRAZILIAN SECURITIES COMMISSION (CVM)               Corporate Legislation
QUARTERLY INFORMATION (ITR)                         03/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01    - IDENTIFICATION
-------------------------------------------------------------------------------
1-CVM CODE   2-COMPANY                          3 -Federal Corporate Taxpayers'
01444-3      CIA SANEAMENTO BASICO              Registration Number (CNPJ)
             ESTADO SAO PAULO                   43.776.517/0001-80
-------------------------------------------------------------------------------

04.01. Notes to the Quarterly Information
-------------------------------------------------------------------------------



                                                                                     In thousands of reais
                                                                    --------------------------------------
Description                                                                    1Q/2003             1Q/2002
-----------                                                         ------------------    ----------------
  Loss on disposal of property, plant and equipment                             31,196               6,295
  Depreciation                                                                 127,175             117,476
    Amortization                                                                 6,441               4,321
    Interest on loans and financings                                           208,933             160,266
    Foreign exchange and indexation charges on loans and financings          (117,352)              19,042
    Allowance for doubtful accounts
                                                                                24,219              66,625
                                                                               522,510             511,070

(Increase) decrease in assets:

 Customer accounts receivable                                                (100,027)           (124,594)
 Receivable from the State Government                                         (18,473)            (28,244)
 Inventories                                                                     4,360               2,706
 Recoverable taxes                                                                   -             (5,536)
 Other accounts receivable                                                     (3,001)               7,232
 Long-term customer accounts receivable                                          (877)               1,197
 Receivable from the State Government - GESP Agreement                               -              23,819
 Judicial deposits                                                                 490             (1,034)
 Other long-term accounts receivable                                             (913)                 (4)

                                                                             (118,441)           (124,458)

Increase (decrease) in liabilities:
 Accounts payable to suppliers and contractors                                (12,259)            (40,246)
 Salaries and payroll charges                                                    3,463              10,838
 Provisions                                                                     13,290               4,354
 Taxes and contributions                                                        78,125              29,817
 Other accounts payable                                                        (5,053)            (12,803)
 Long-term taxes and contributions                                            (14,191)            (11,551)

                                                                                63,375            (19,591)

Net cash provided by operating activities                                      467,444             367,021

Cash flow from investing activities:
 Purchases of property, plant and equipment                                  (108,323)           (112,634)
 Deferred charges expenditure                                                  (2,502)             (1,286)

Net cash used in investing activities                                        (110,825)           (113,920)



                                      36



(A free translation of the original in Portuguese)
FEDERAL GOVERNMENT SERVICE                          Unaudited
BRAZILIAN SECURITIES COMMISSION (CVM)               Corporate Legislation
QUARTERLY INFORMATION (ITR)                         03/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01    - IDENTIFICATION
-------------------------------------------------------------------------------
1-CVM CODE   2-COMPANY                          3 -Federal Corporate Taxpayers'
01444-3      CIA SANEAMENTO BASICO              Registration Number (CNPJ)
             ESTADO SAO PAULO                   43.776.517/0001-80
-------------------------------------------------------------------------------

04.01. Notes to the Quarterly Information
-------------------------------------------------------------------------------



                                                                                     In thousands of reais
                                                                    --------------------------------------
Description                                                                    1Q/2003             1Q/2002
-----------                                                         ------------------    ----------------

Cash flows from financing activities:


 Financings - long-term debt:
 Issuances                                                                      16,520               3,021
 Repayments                                                                  (345,436)           (383,060)

  Payment of interest attributed to shareholders' equity                       (3,535)                   -

Net cash used in financing activities                                        (332,451)           (380,039)

Net increase (decrease) in cash and cash equivalents                            24,168           (126,938)

Cash and cash equivalents at the beginning of the period                       462,138             460,220
Cash and cash equivalents at the end of the period                             486,306             333,282

Changes in cash and cash equivalents                                            24,168           (126,938)

Supplementary information:
Interest paid on loans and financings                                          236,933             186,091
Capitalization of interest and financial charges                               (2,187)               3,517
Property, plant and equipment received as donations and/or paid                    539                 489
with shares

(A free translation of the original in Portuguese)
FEDERAL GOVERNMENT SERVICE                          Unaudited
BRAZILIAN SECURITIES COMMISSION (CVM)               Corporate Legislation
QUARTERLY INFORMATION (ITR)                         03/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES



01.01    - IDENTIFICATION
-------------------------------------------------------------------------------
1-CVM CODE   2-COMPANY                          3 -Federal Corporate Taxpayers'
01444-3      CIA SANEAMENTO BASICO              Registration Number (CNPJ)
             ESTADO SAO PAULO                   43.776.517/0001-80
-------------------------------------------------------------------------------

05.01. Comments on the Company's Performance in the Quarter
-------------------------------------------------------------------------------



1. Sabesp's revenues increased 10.8%, EBITDA increased 15.5%, and billings to retail increased 3.5%.

                                                                            (R$ million)
                                                          ------------------------------------
Main Indicators                                              1Q02          1Q03         Change
---------------                                           --------      --------       -------

Net revenues                                                 896.9        993.5          10.8%
EBIT LAJIR                                                   321.5        378.6          17.8%
EBITDA (*)                                                   443.3        512.2          15.5%
EBITDA margin                                                 49.4%        51.6%
Net income                                                   111.3        171.9          54.5%

Sabesp recorded net revenues of R$ 993.5 million and EBITDA of R$ 512.2 million in 1Q03. Net income for the period was R$ 171.9 million, deriving from the increase in sales revenues and the positive effect of the Brazilian real appreciation in relation to the US dollar in the period.


2. Sales Revenues - 3.5% increase in billings to retail

Net revenues increased R$ 96.6 million or 10.8%. This growth results from the 3.5% increase in billings to retail and the 8.22% increase in tariffs as of August 8, 2002.

The tables below shows the increase in water volume and sewage services billed to retail by category of use and region in the first quarters of 2002 and 2003:

VOLUME OF WATER AND SEWAGE SERVICES BILLED TO THE RETAIL MARKET (m3 million)

                             Water                         Sewage                      Water+Sewage
                       ----------------               ----------------               ----------------
By Category            1Q02*       1Q03     Var. %    1Q02*       1Q03     Var. %    1Q02*       1Q03     Var. %
-------------          -----      -----     ------    -----      -----     ------    -----      -----     ------
Residential            300.0      309.1      3.0      224.1      234.9      4.8      524.1      544.0      3.8
Commercial              36.1       36.3      0.6       31.0       31.5      1.6       67.1       67.8      1.0
Industrial               7.5        7.7      2.7        6.7        7.2      7.5       14.2       14.9      4.9
Public Sector           11.2       11.3      0.9        8.5        8.8      3.5       19.7       20.1      2.0
Total Retail           354.8      364.4      2.7      270.3      282.4      4.5      625.1      646.8      3.5


* Amounts for 1Q02 differ from those previously disclosed due to small adjustments made by category.

(A free translation of the original in Portuguese)
FEDERAL GOVERNMENT SERVICE                          Unaudited
BRAZILIAN SECURITIES COMMISSION (CVM)               Corporate Legislation
QUARTERLY INFORMATION (ITR)                         03/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01    - IDENTIFICATION
-------------------------------------------------------------------------------
1-CVM CODE   2-COMPANY                          3 -Federal Corporate Taxpayers'
01444-3      CIA SANEAMENTO BASICO              Registration Number (CNPJ)
             ESTADO SAO PAULO                   43.776.517/0001-80
-------------------------------------------------------------------------------

05.01. Comments on the Company's Performance in the Quarter
-------------------------------------------------------------------------------



VOLUME OF WATER AND SEWAGE SERVICES BILLED TO RETAIL (m3 million)

                             Water                         Sewage                      Water+Sewage
                       ----------------               ----------------               ----------------
By Region               1Q02       1Q03     Var. %     1Q02       1Q03     Var. %     1Q02       1Q03     Var. %
-------------          -----      -----     ------    -----      -----     ------    -----      -----     ------
Metro region           230.0      236.4      2.8      178.3      186.8      4.8      408.3      423.2      3.6
Regional (*)           124.8      128.0      2.6       92.0       95.6      3.9      216.8      223.6      3.1
Total                  354.8      364.4      2.7      270.3      282.4      4.5      625.1      646.8      3.5

(*) Includes the interior and coastal regions.


3. Costs, Administrative and Selling Expenses

The line item Costs, administrative and selling expenses increased R$ 39.5 million or 6.9%. The main changes were as follows:

                                                                                               (R$ million)
-----------------------------------------------------------------------------------------------------------
                                                       1Q02            1Q03         Difference           %
-----------------------------------------------------------------------------------------------------------

Salaries and charges                                   189.4           228.6           39.2            20.7
Materials                                               17.1            19.3            2.2            12.9
Treatment materials                                     24.4            26.9            2.5            10.2
Services                                                76.6            78.9            2.3             3.0
Power                                                   55.7            75.2           19.5            35.0
General expenses                                        16.7            21.8            5.1            30.5
Depreciation and amortization                          121.8           133.6           11.8             9.7
Write-off of receivables                                66.6            24.2          (42.4)          (63.7)
Tax expenses                                             7.1             6.4           (0.7)           (9.9)
-----------------------------------------------------------------------------------------------------------
Costs, administrative and selling expenses             575.4           614.9           39.5             6.9
-----------------------------------------------------------------------------------------------------------

3.1. Salaries and Charges

The line item Salaries and charges increased by R$ 39.2 million or 20.7%. This growth relates to the following factors:

  a) Increase of 8% in wages, benefits and payroll related charges, beginning May 2002, as a result of the collective labor agreement.
  b)   Increase in the number of staff by 1.3% (235 employees);
  c) Implementation of the Performance-based Compensation Plan, where up to one percent of payroll was destined to staff integration (starting June
       2002) and one percent to promotions (starting July 2002).
  d) Increase in the provision for profit sharing arising from the salary raise related to the collective labor agreement and the implementation of the performance-based compensation plan.

(A free translation of the original in Portuguese)
FEDERAL GOVERNMENT SERVICE                          Unaudited
BRAZILIAN SECURITIES COMMISSION (CVM)               Corporate Legislation
QUARTERLY INFORMATION (ITR)                         03/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01    - IDENTIFICATION
-------------------------------------------------------------------------------
1-CVM CODE   2-COMPANY                          3 -Federal Corporate Taxpayers'
01444-3      CIA SANEAMENTO BASICO              Registration Number (CNPJ)
             ESTADO SAO PAULO                   43.776.517/0001-80
-------------------------------------------------------------------------------

05.01. Comments on the Company's Performance in the Quarter
-------------------------------------------------------------------------------



  e) Provision for benefits to retired employees: In 2002, the actuarial liabilities related to past service cost calculated pursuant to CVM Deliberation 371/00, in the amount of R$ 13.3 million, was recorded as an extraordinary item, net of income tax and social contribution, as per paragraph 85 of Accounting Standard and Procedure (NPC) 26 of the Institute of Independent Auditors of Brazil (IBRACON). This amount has been recorded in 2003 as salaries and charges.

3.2. Materials

The line item general materials recorded an increase of R$ 2.2 million or 12.9%, mainly regarding fuels and lubricants, arising from the increase in prices in the comparative periods. Other items contributed to this increase consisted of grid maintenance and residential connections carried out by the Company.

3.3. Treatment materials

The line item treatment materials showed an increase of R$ 2.5 million or 10.2%, due to the increase in prices in the comparative periods, as well as the large quantity of materials consumed in the water and sewage treatment.

The table below summarizes the main products that affected costs in the comparative periods:

Cost by material - in R$ million

                                                -----------------------------------------------------------
                                                    1Q02              1Q03         Difference          %
-----------------------------------------------------------------------------------------------------------
Ferric sulfate                                         3.1              4.4             1.3            41.9
Polyaluminum chloride                                  0.4              1.5             1.1           275.0
Other treatment materials                             20.9             21.0             0.1             0.5
-----------------------------------------------------------------------------------------------------------
Total                                                 24.4             26.9             2.5            10.2
-----------------------------------------------------------------------------------------------------------

Ferric sulfate showed an increase of 41.9% due to the increase in the consumption in two water treatment stations in the Sao Paulo Metropolitan Region, and polyaluminum chloride costs increased because of both the increase in price and in the quantity consumed, since this product started to be used in the Water treatment station of Sao Jose dos Campos, to replace other materials due to the characteristics of the raw water.

3.4. Power

The line item Power showed an increase of R$ 19.5 million or 35.0%, due to the following main factors:

  a) Increase in consumption from 477,875 MWh (1Q02) to 509,233 MWh (1Q03), or 6.6 % which is justified by the electric energy rationing period from June 2001 to early 2002.
  b) Increase of 5.1% due to the collection of the Emergency Contribution Charge (ECE) - R$5.7/MWh - introduced in March 2002.
  c) The tariff increases authorized by the National Electric Energy Agency (ANEEL) to the different power utilities supplying Sabesp, with an average weighted increase of 14.9 % from April 2002 to March 2003.

(A free translation of the original in Portuguese)
FEDERAL GOVERNMENT SERVICE                          Unaudited
BRAZILIAN SECURITIES COMMISSION (CVM)               Corporate Legislation
QUARTERLY INFORMATION (ITR)                         03/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01    - IDENTIFICATION
-------------------------------------------------------------------------------
1-CVM CODE   2-COMPANY                          3 -Federal Corporate Taxpayers'
01444-3      CIA SANEAMENTO BASICO              Registration Number (CNPJ)
             ESTADO SAO PAULO                   43.776.517/0001-80
-------------------------------------------------------------------------------

05.01. Comments on the Company's Performance in the Quarter
-------------------------------------------------------------------------------



3.5. General expenses

The line item general expenses recorded an increase of R$ 5.1 million or 30.5%, due to the following main factors:

  a)   Provisions for civil contingencies in the amount of R$ 2.3 million.
  b)   Provisions for labor contingencies in the amount of R$ 1.5 million.
  c) Expenses on the receipt of water bills, in the amount of R$ 0.7 million, due to the adjustment of the banking collection contract that increased fees starting January, as follows: Payment at the branch fee from R$ 1.04 to R$ 1.14, Direct debit payment from R$ 0.35 to R$ 0.38, ATM payment from R$ 0.69 to R$ 0.76, and Payment in Lottery agencies from R$ 0.71 to R$ 0.78.
  d) General insurance, in the amount of R$ 0.5 million, mainly arising from the engagement of D&O civil liability insurance, beginning August 2001.

3.6. Depreciation and amortization

The line item Depreciation and amortization recorded an increase of R$ 11.8 million or 9.7%, resulting from the transfer of construction in progress to the Company's assets in use, in April 2002.

3.7. Write-off of receivables

The change in the Write-off of receivables in the 1Q03 is lower as compared to 1Q02, and records a decrease of R$ 42.4 million. In 1Q02, there was a variation in the write-off of receivables of R$ 67.9 million referring to the restructuring of accounts.


4. Financial expenses and foreign exchange losses

  a)   Financial expenses

The line item financial expenses showed an increase of R$ 49.5 million or 26.5%, deriving from:

       o Interest, fine and arrears charges on domestic loans and financing, which increased R$ 35.4 million due to the placement of the 5th issue of debentures in April de 2002 and the increase in the Certificates of Interbank Deposits (CDI) annual interest rate on the debit balance of 3rd and 4th issue debentures.
       o Interest, fine and arrears charges on foreign loans and financing, which increased R$ 10.6 million deriving from the increase in interest recorded due to a higher debit balance, and the US dollar fluctuation in the comparative periods.
       o Other financial expenses increased R$ 11.3 million and arise from commissions on debentures, interest on taxes and the tax on the remittance of amounts abroad.
       o Decrease of R$ 7.8 million in charges related to the provisions for litigation, which amounted to R$ 15.2 million in 1Q02, as compared to R$ 7.4 million in 1Q03.

(A free translation of the original in Portuguese)
FEDERAL GOVERNMENT SERVICE                          Unaudited
BRAZILIAN SECURITIES COMMISSION (CVM)               Corporate Legislation
QUARTERLY INFORMATION (ITR)                         03/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01    - IDENTIFICATION
-------------------------------------------------------------------------------
1-CVM CODE   2-COMPANY                          3 -Federal Corporate Taxpayers'
01444-3      CIA SANEAMENTO BASICO              Registration Number (CNPJ)
             ESTADO SAO PAULO                   43.776.517/0001-80
-------------------------------------------------------------------------------

05.01. Comments on the Company's Performance in the Quarter
-------------------------------------------------------------------------------



  b)   Foreign exchange losses

Foreign exchange losses showed a decrease of R$ 136.4 million, due to the 5.1% appreciation of the real in relation to the US dollar in 1Q03, as compared to 0.14% in 1Q02, which affected the foreign currency-denominated loans.


5. Non-operating Expenses

Non-operating expenses recorded an increase of R$ 22.1 million mainly due to the higher disposal of fixed assets in 1Q03.


6. Operating Indicators

The company continues to expand its services, as can be seen in the table below, by increasing the number of water and sewage connections:


Operating Indicators                                          1Q02               1Q03                 %
--------------------                                        ---------         ---------           -----

Water connections (1)                                         5,762              5,935              3.0
Sewage connections (1)                                        4,167              4,349              4.4
Population directly served - water (2)                        20.9               21.2               1.4
Population serve - sewage (2)                                 16.3               16.9               3.7
Water volume billed - wholesale (3)                            83                 87                4.8
Water volume billed - retail (3)                               355                364               2.5
Sewage volume billed (3)                                       270                282               4.4
Number of employees                                          18,182             18,417              1.3
Operating productivity (4)                                     546                558               2.2

       (1) In 1,000 units at the end of the period
       (2) In million habitants at the end of the period
       (3) In million m3
       (4) No. of water and sewage connections by employee

(A free translation of the original in Portuguese)
FEDERAL GOVERNMENT SERVICE                          Unaudited
BRAZILIAN SECURITIES COMMISSION (CVM)               Corporate Legislation
QUARTERLY INFORMATION (ITR)                         03/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01    - IDENTIFICATION
-------------------------------------------------------------------------------
1-CVM CODE   2-COMPANY                          3 -Federal Corporate Taxpayers'
01444-3      CIA SANEAMENTO BASICO              Registration Number (CNPJ)
             ESTADO SAO PAULO                   43.776.517/0001-80
-------------------------------------------------------------------------------

05.01. Comments on the Company's Performance in the Quarter
-------------------------------------------------------------------------------



7. Funding

7.1    Investment funding

       Investment funding estimated for the year 2003, characterized by its low cost and long repayment term, is as follows:

a) Japan Bank for International Cooperation (JBIC): Yen-denominated loan, in the amount of (Y) 21,637 million, equivalent to R$ 613.7 million (March 31, 2003 exchange rate), repayable over 25 years, with a seven-year grace period, and bearing interest of 2.5% per annum (p.a.) (to be used in sewage treatment and collection and grid maintenance, and environmental monitoring) and 1.8% p.a. (to be used in sewage collection grid and connection works). The funds will be used in the Environmental Recovery Program for the Santos metro region, and the contract should be signed in the second half of 2003;

b) Brazilian National Development Bank (BNDES): Program total funding is R$ 400 million. On August 8, 2002, Sabesp signed the first loan contract with BNDES and four private banks, amounting to R$ 240 million. This loan will be used to finance part of the domestic portion of the funding of the Tiete Project - 2nd stage. The signature of a new contract, for the amount of R$ 120 million, bearing TJLP interest plus 3% p.a., and repayable over 10 years, with a three-year grace period, is scheduled for the second half of 2003. This loan will serve to finance the domestic portion of the Environmental Recovery Program for the Santos metro region, also funded by JBIC, as described above. The remaining funds, R$ 40 million, will be used to expand the water systems, irrespective of the JBIC contract.

c) Federal Savings and Loans Bank (CEF), using resources from the Federally-managed Severance Indemnity Fund (FGTS): Up to R$ 324 million will be raised in 2003. This loan is repayable over 10 years, with a three-year grace period, and bears interest of 6.5% p.a. for the sewage systems and 8.0% p.a. for the water systems, in accordance with the rules of the Pro-Sanitation Program, plus a bank spread yet to be defined. These resources will be used to expand the water and sewages systems in the Sao Paulo metro, interior and coast regions, in the municipalities where Sabesp operates.

7.2    Refinancing

a) On March 24, 2003, Sabesp renegotiated the terms of the entire 3rd issue of debentures, amounting to R$ 413 million, R$ 367 million of which are outstanding and the remaining R$ 46 million are held by Sabesp in treasury. The new interest, to be paid on a quarterly basis, equals CDI plus 2.85% p.a. for the eighteen-month period, i.e., until September 24, 2004, date of the final maturity of these debentures.

b) The 2003 Eurobonds, in the amount of US$ 200 million, will mature on July 15, 2003. The Company is currently selecting the financial institutions to coordinate the issue of the bonds in the international market for refinancing purposes.

(A free translation of the original in Portuguese)
FEDERAL GOVERNMENT SERVICE                          Unaudited
BRAZILIAN SECURITIES COMMISSION (CVM)               Corporate Legislation
QUARTERLY INFORMATION (ITR)                         03/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01    - IDENTIFICATION
-------------------------------------------------------------------------------
1-CVM CODE   2-COMPANY                          3 -Federal Corporate Taxpayers'
01444-3      CIA SANEAMENTO BASICO              Registration Number (CNPJ)
             ESTADO SAO PAULO                   43.776.517/0001-80
-------------------------------------------------------------------------------

05.01. Comments on the Company's Performance in the Quarter
-------------------------------------------------------------------------------



c) On October 1, 2003, Sabesp will renegotiate its 5th issue of debentures, consisting of two series, amounting to R$ 400 million. The first series, totaling 31,372 debentures, bears interest equal to CDI interest plus a 1.85% spread. The second series, totaling 8,628 debentures, is indexed to the General Market Price Index (IGP-M) plus interest of 13.25% p.a. The interest of the first series will be paid on a quarterly basis, and the interest of the second series will be paid annually. The final maturity of the debentures is March 2007.


8. Settlement of Loans and Financing

Total indebtedness payable by the end of 2003 amounts to R$ 1,154 million, of which R$ 964 million is denominated in US dollars.

The table below shows maturities by year.

------------------------------------------------------------------------------------------------
INSTITUTION                            Apr/Dec 2003   2004     2005         2006 onward   TOTAL
------------------------------------------------------------------------------------------------

DOMESTIC
------------------------------------------------------------------------------------------------
Banco do Brasil                                 105    152      165               2,055    2,477
CEF                                              23     33       36                 430      522
Debentures                                        -    513      243                 385    1,141
BNDES                                             -      -        -                   5        5
Other                                             2      3        3                  18       26
Interest and charges                             60      -        -                   -       60
                                              -----  -----   ------              ------   ------
Total Domestic                                  190    701      447               2,893    4,231
                                              -----  -----   ------              ------   ------

FOREIGN
------------------------------------------------------------------------------------------------
IBRD                                             56     57       14                  21      148
Societe Generale                                  3      3        3                   4       13
IADB                                            100    124      124               1,085    1,433
Eurobonds                                       671      -      922                   -    1,593
Deutsche Bank Luxembourg                         67     67       67                   -      201
Interest and charges                             67      -        -                   -       67
------------------------------------------------------------------------------------------------
Total Foreign                                   964    251    1,130               1,110    3,455
------------------------------------------------------------------------------------------------
Grand Total                                   1,154    952    1,577               4,003    7,686
================================================================================================


(*) US$ 1.00 = R$ 3.3531 on March 31, 2003
IBRD - International Bank for Reconstruction and Development
IADB - Inter-American Development Bank

(A free translation of the original in Portuguese)
FEDERAL GOVERNMENT SERVICE                          Unaudited
BRAZILIAN SECURITIES COMMISSION (CVM)               Corporate Legislation
QUARTERLY INFORMATION (ITR)                         03/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01    - IDENTIFICATION
-------------------------------------------------------------------------------
1-CVM CODE   2-COMPANY                          3 -Federal Corporate Taxpayers'
01444-3      CIA SANEAMENTO BASICO              Registration Number (CNPJ)
             ESTADO SAO PAULO                   43.776.517/0001-80
-------------------------------------------------------------------------------

10.01. CHARACTERISTICS OF PUBLIC OR PRIVATE DEBENTURE ISSUES
-------------------------------------------------------------------------------


1 - ITEM                                                                01
2 - ORDER NUMBER                                                         3
3 - CVM REGISTRATION NUMBER                           CVM/SRE/DEB/1999-030
4 - DATE OF REGISTRATION WITH CVM                                3/18/1999
5 - ISSUED SERIES                                                        1
6 - TYPE OF ISSUE                                                   SIMPLE
7 - NATURE OF ISSUE                                                 PUBLIC
8 - ISSUE DATE                                                    2/1/1999
9 - DUE DATE                                                     9/24/2004
10 - TYPE OF DEBENTURE                                  WITHOUT PREFERENCE
11 - REMUNERATION CONDITIONS                    CDI RATE + 2.85% PER ANNUM
12 - PREMIUM/DISCOUNT                                                 NONE
13 - NOMINAL VALUE (reais)                                        1,005.19
14 - AMOUNT ISSUED (Thousand of reais)                             115,596
15 - DEBENTURES ISSUED (Units)                                     115,000
16 - OUTSTANDING DEBENTURES (Units)                                103,014
17 - TREASURY DEBENTURES (Units)                                    11,986
18 - REDEEMED DEBENTURES (Units)                                         0
19 - CONVERTED DEBENTURES (Number)                                       0
20 - DEBENTURES TO PLACE (Number)                                        0
21 - DATE OF LAST RENEGOTIATION                                  3/24/2003
22 - DATE OF NEXT EVENT                                          6/24/2003

(A free translation of the original in Portuguese)
FEDERAL GOVERNMENT SERVICE                          Unaudited
BRAZILIAN SECURITIES COMMISSION (CVM)               Corporate Legislation
QUARTERLY INFORMATION (ITR)                         03/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01    - IDENTIFICATION
-------------------------------------------------------------------------------
1-CVM CODE   2-COMPANY                          3 -Federal Corporate Taxpayers'
01444-3      CIA SANEAMENTO BASICO              Registration Number (CNPJ)
             ESTADO SAO PAULO                   43.776.517/0001-80
-------------------------------------------------------------------------------

10.01. CHARACTERISTICS OF PUBLIC OR PRIVATE DEBENTURE ISSUES
-------------------------------------------------------------------------------


1 - ITEM                                                               02
2 - ORDER NUMBER                                                        3
3 - CVM REGISTRATION NUMBER                          CVM/SRE/DEB/1999-031
4 - DATE OF REGISTRATION WITH CVM                               3/18/1999
5 - ISSUED SERIES                                                       2
6 - TYPE OF ISSUE                                                  SIMPLE
7 - NATURE OF ISSUE                                                PUBLIC
8 - ISSUE DATE                                                   2/1/1999
9 - DUE DATE                                                    9/24/2004
10 - TYPE OF DEBENTURE                                 WITHOUT PREFERENCE
11 - REMUNERATION CONDITIONS                   CDI RATE + 2.85% PER ANNUM
12 - PREMIUM/DISCOUNT                                                NONE
13 - NOMINAL VALUE (reais)                                       1,005.19
14 - AMOUNT ISSUED (Thousand of reais)                            115,596
15 - DEBENTURES ISSUED (Units)                                    115,000
16 - OUTSTANDING DEBENTURES (Units)                               103,198
17 - TREASURY DEBENTURES (Units)                                   11,802
18 - REDEEMED DEBENTURES (Units)                                        0
19 - CONVERTED DEBENTURES (Number)                                      0
20 - DEBENTURES TO PLACE (Number)                                       0
21 - DATE OF LAST RENEGOTIATION                                 3/24/2003
22 - DATE OF NEXT EVENT                                         6/24/2003

(A free translation of the original in Portuguese)
FEDERAL GOVERNMENT SERVICE                          Unaudited
BRAZILIAN SECURITIES COMMISSION (CVM)               Corporate Legislation
QUARTERLY INFORMATION (ITR)                         03/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01    - IDENTIFICATION
-------------------------------------------------------------------------------
1-CVM CODE   2-COMPANY                          3 -Federal Corporate Taxpayers'
01444-3      CIA SANEAMENTO BASICO              Registration Number (CNPJ)
             ESTADO SAO PAULO                   43.776.517/0001-80
-------------------------------------------------------------------------------

10.01. CHARACTERISTICS OF PUBLIC OR PRIVATE DEBENTURE ISSUES
-------------------------------------------------------------------------------


1 - ITEM                                                               03
2 - ORDER NUMBER                                                        3
3 - CVM REGISTRATION NUMBER                          CVM/SRE/DEB/1999-032
4 - DATE OF REGISTRATION WITH CVM                               3/18/1999
5 - ISSUED SERIES                                                       3
6 - TYPE OF ISSUE                                                  SIMPLE
7 - NATURE OF ISSUE                                                PUBLIC
8 - ISSUE DATE                                                   2/1/1999
9 - DUE DATE                                                    9/24/2004
10 - TYPE OF DEBENTURE                                 WITHOUT PREFERENCE
11 - REMUNERATION CONDITIONS                   CDI RATE + 2.85% PER ANNUM
12 - PREMIUM/DISCOUNT                                                NONE
13 - NOMINAL VALUE (reais)                                       1,005.19
14 - AMOUNT ISSUED (Thousand of reais)                            115,596
15 - DEBENTURES ISSUED (Units)                                    115,000
16 - OUTSTANDING DEBENTURES (Units)                               102,159
17 - TREASURY DEBENTURES (Units)                                   12,841
18 - REDEEMED DEBENTURES (Units)                                        0
19 - CONVERTED DEBENTURES (Number)                                      0
20 - DEBENTURES TO PLACE (Number)                                       0
21 - DATE OF LAST RENEGOTIATION                                 3/24/2003
22 - DATE OF NEXT EVENT                                         6/24/2003

(A free translation of the original in Portuguese)
FEDERAL GOVERNMENT SERVICE                          Unaudited
BRAZILIAN SECURITIES COMMISSION (CVM)               Corporate Legislation
QUARTERLY INFORMATION (ITR)                         03/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01    - IDENTIFICATION
-------------------------------------------------------------------------------
1-CVM CODE   2-COMPANY                          3 -Federal Corporate Taxpayers'
01444-3      CIA SANEAMENTO BASICO              Registration Number (CNPJ)
             ESTADO SAO PAULO                   43.776.517/0001-80
-------------------------------------------------------------------------------

10.01. CHARACTERISTICS OF PUBLIC OR PRIVATE DEBENTURE ISSUES
-------------------------------------------------------------------------------


1 - ITEM                                                                04
2 - ORDER NUMBER                                                         3
3 - CVM REGISTRATION NUMBER                           CVM/SRE/DEB/1999-033
4 - DATE OF REGISTRATION WITH CVM                                3/18/1999
5 - ISSUED SERIES                                                        4
6 - TYPE OF ISSUE                                                   SIMPLE
7 - NATURE OF ISSUE                                                 PUBLIC
8 - ISSUE DATE                                                    2/1/1999
9 - DUE DATE                                                     9/24/2004
10 - TYPE OF DEBENTURE                                  WITHOUT PREFERENCE
11 - REMUNERATION CONDITIONS                    CDI RATE + 2.85% PER ANNUM
12 - PREMIUM/DISCOUNT                                                 NONE
13 - NOMINAL VALUE (reais)                                        1,005.19
14 - AMOUNT ISSUED (Thousand of reais)                              51,934
15 - DEBENTURES ISSUED (Units)                                      51,666
16 - OUTSTANDING DEBENTURES (Units)                                 41,005
17 - TREASURY DEBENTURES (Units)                                    10,661
18 - REDEEMED DEBENTURES (Units)                                         0
19 - CONVERTED DEBENTURES (Number)                                       0
20 - DEBENTURES TO PLACE (Number)                                        0
21 - DATE OF LAST RENEGOTIATION                                  3/24/2003
22 - DATE OF NEXT EVENT                                          6/24/2003

(A free translation of the original in Portuguese)
FEDERAL GOVERNMENT SERVICE                          Unaudited
BRAZILIAN SECURITIES COMMISSION (CVM)               Corporate Legislation
QUARTERLY INFORMATION (ITR)                         03/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01    - IDENTIFICATION
-------------------------------------------------------------------------------
1-CVM CODE   2-COMPANY                          3 -Federal Corporate Taxpayers'
01444-3      CIA SANEAMENTO BASICO              Registration Number (CNPJ)
             ESTADO SAO PAULO                   43.776.517/0001-80
-------------------------------------------------------------------------------

10.01. CHARACTERISTICS OF PUBLIC OR PRIVATE DEBENTURE ISSUES
-------------------------------------------------------------------------------


1 - ITEM                                                               05
2 - ORDER NUMBER                                                        3
3 - CVM REGISTRATION NUMBER                          CVM/SRE/DEB/1999-034
4 - DATE OF REGISTRATION WITH CVM                               3/18/1999
5 - ISSUED SERIES                                                       5
6 - TYPE OF ISSUE                                                  SIMPLE
7 - NATURE OF ISSUE                                                PUBLIC
8 - ISSUE DATE                                                   2/1/1999
9 - DUE DATE                                                    9/24/2004
10 - TYPE OF DEBENTURE                                 WITHOUT PREFERENCE
11 - REMUNERATION CONDITIONS                   CDI RATE + 2.85% PER ANNUM
12 - PREMIUM/DISCOUNT                                                NONE
13 - NOMINAL VALUE (reais)                                       1,005.19
14 - AMOUNT ISSUED (Thousand of reais)                             16,513
15 - DEBENTURES ISSUED (Units)                                     16,428
16 - OUTSTANDING DEBENTURES (Units)                                16,428
17 - TREASURY DEBENTURES (Units)                                        0
18 - REDEEMED DEBENTURES (Units)                                        0
19 - CONVERTED DEBENTURES (Number)                                      0
20 - DEBENTURES TO PLACE (Number)                                       0
21 - DATE OF LAST RENEGOTIATION                                 3/24/2003
22 - DATE OF NEXT EVENT                                         6/24/2003

(A free translation of the original in Portuguese)
FEDERAL GOVERNMENT SERVICE                          Unaudited
BRAZILIAN SECURITIES COMMISSION (CVM)               Corporate Legislation
QUARTERLY INFORMATION (ITR)                         03/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01    - IDENTIFICATION
-------------------------------------------------------------------------------
1-CVM CODE   2-COMPANY                          3 -Federal Corporate Taxpayers'
01444-3      CIA SANEAMENTO BASICO              Registration Number (CNPJ)
             ESTADO SAO PAULO                   43.776.517/0001-80
-------------------------------------------------------------------------------

10.01. CHARACTERISTICS OF PUBLIC OR PRIVATE DEBENTURE ISSUES
-------------------------------------------------------------------------------


1 - ITEM                                                                06
2 - ORDER NUMBER                                                         4
3 - CVM REGISTRATION NUMBER                           CVM\SRE\DEB\2001-022
4 - DATE OF REGISTRATION WITH CVM                                 6/4/2001
5 - ISSUED SERIES                                                     SOLE
6 - TYPE OF ISSUE                                                   SIMPLE
7 - NATURE OF ISSUE                                                 PUBLIC
8 - ISSUE DATE                                                    4/1/2001
9 - DUE DATE                                                    12/15/2006
10 - TYPE OF DEBENTURE                                  WITHOUT PREFERENCE
11 - REMUNERATION CONDITIONS                      DI RATE + 1.2% PER ANNUM
12 - PREMIUM/DISCOUNT                                                 NONE
13 - NOMINAL VALUE (reais)                                       10,097.62
14 - AMOUNT ISSUED (Thousand of reais)                             302,928
15 - DEBENTURES ISSUED (Units)                                      30,000
16 - OUTSTANDING DEBENTURES (Units)                                 30,000
17 - TREASURY DEBENTURES (Units)                                         0
18 - REDEEMED DEBENTURES (Units)                                         0
19 - CONVERTED DEBENTURES (Number)                                       0
20 - DEBENTURES TO PLACE (Number)                                        0
21 - DATE OF LAST RENEGOTIATION
22 - DATE OF NEXT EVENT                                          6/15/2003

(A free translation of the original in Portuguese)
FEDERAL GOVERNMENT SERVICE                          Unaudited
BRAZILIAN SECURITIES COMMISSION (CVM)               Corporate Legislation
QUARTERLY INFORMATION (ITR)                         03/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01    - IDENTIFICATION
-------------------------------------------------------------------------------
1-CVM CODE   2-COMPANY                          3 -Federal Corporate Taxpayers'
01444-3      CIA SANEAMENTO BASICO              Registration Number (CNPJ)
             ESTADO SAO PAULO                   43.776.517/0001-80
-------------------------------------------------------------------------------

10.01. CHARACTERISTICS OF PUBLIC OR PRIVATE DEBENTURE ISSUES
-------------------------------------------------------------------------------


1 - ITEM                                                                07
2 - ORDER NUMBER                                                         5
3 - CVM REGISTRATION NUMBER                           CVM\SRE\DEB\2002-013
4 - DATE OF REGISTRATION WITH CVM                                14/5/2002
5 - ISSUED SERIES                                                        1
6 - TYPE OF ISSUE                                                   SIMPLE
7 - NATURE OF ISSUE                                                 PUBLIC
8 - ISSUE DATE                                                    4/1/2002
9 - DUE DATE                                                      3/1/2007
10 - TYPE OF DEBENTURE                                  WITHOUT PREFERENCE
11 - REMUNERATION CONDITIONS                    CDI RATE + 1.85% PER ANNUM
12 - PREMIUM/DISCOUNT                                                 NONE
13 - NOMINAL VALUE (reais)                                       10,603.40
14 - AMOUNT ISSUED (Thousand of reais)                             332,649
15 - DEBENTURES ISSUED (Units)                                      31,372
16 - OUTSTANDING DEBENTURES (Units)                                 31,372
17 - TREASURY DEBENTURES (Units)                                         0
18 - REDEEMED DEBENTURES (Units)                                         0
19 - CONVERTED DEBENTURES (Number)                                       0
20 - DEBENTURES TO PLACE (Number)                                        0
21 - DATE OF LAST RENEGOTIATION
22 - DATE OF NEXT EVENT                                           4/1/2003

(A free translation of the original in Portuguese)
FEDERAL GOVERNMENT SERVICE                          Unaudited
BRAZILIAN SECURITIES COMMISSION (CVM)               Corporate Legislation
QUARTERLY INFORMATION (ITR)                         03/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01    - IDENTIFICATION
-------------------------------------------------------------------------------
1-CVM CODE   2-COMPANY                          3 -Federal Corporate Taxpayers'
01444-3      CIA SANEAMENTO BASICO              Registration Number (CNPJ)
             ESTADO SAO PAULO                   43.776.517/0001-80
-------------------------------------------------------------------------------

10.01. CHARACTERISTICS OF PUBLIC OR PRIVATE DEBENTURE ISSUES
-------------------------------------------------------------------------------


1 - ITEM                                                                08
2 - ORDER NUMBER                                                         5
3 - CVM REGISTRATION NUMBER                           CVM\SRE\DEB\2002-014
4 - DATE OF REGISTRATION WITH CVM                                5/14/2002
5 - ISSUED SERIES                                                        2
6 - TYPE OF ISSUE                                                   SIMPLE
7 - NATURE OF ISSUE                                                 PUBLIC
8 - ISSUE DATE                                                    4/1/2002
9 - DUE DATE                                                      3/1/2007
10 - TYPE OF DEBENTURE                                  WITHOUT PREFERENCE
11 - REMUNERATION CONDITIONS                      IGP-M + 13.25% PER ANNUM
12 - PREMIUM/DISCOUNT                                                 NONE
13 - NOMINAL VALUE (reais)                                       15,003.80
14 - AMOUNT ISSUED (Thousand of reais)                             129,452
15 - DEBENTURES ISSUED (Units)                                       8,628
16 - OUTSTANDING DEBENTURES (Units)                                  8,628
17 - TREASURY DEBENTURES (Units)                                         0
18 - REDEEMED DEBENTURES (Units)                                         0
19 - CONVERTED DEBENTURES (Number)                                       0
20 - DEBENTURES TO PLACE (Number)                                        0
21 - DATE OF LAST RENEGOTIATION
22 - DATE OF NEXT EVENT                                           4/1/2003

(A free translation of the original in Portuguese)
FEDERAL GOVERNMENT SERVICE                          Unaudited
BRAZILIAN SECURITIES COMMISSION (CVM)               Corporate Legislation
QUARTERLY INFORMATION (ITR)                         03/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01    - IDENTIFICATION
-------------------------------------------------------------------------------
1-CVM CODE   2-COMPANY                          3 -Federal Corporate Taxpayers'
01444-3      CIA SANEAMENTO BASICO              Registration Number (CNPJ)
             ESTADO SAO PAULO                   43.776.517/0001-80
-------------------------------------------------------------------------------

16.01. OTHER INFORMATION CONSIDERED RELEVANT BY THE COMPANY
-------------------------------------------------------------------------------


Information on the provision of non-audit services by the independent auditor - CVM Instruction 381/2003,

PricewaterhouseCoopers Auditores Independentes was engaged by Sabesp to provide the following service, as part of a consortium, not related to the audit engagement for issue of an opinion on Sabesp's financial statements:

Contract no. 4.582/02, signed on January 3, 2003, in the sequence of bidding process carried out under Law 8666/93.

Object: Provision of Technical Management Services and operational audit of the deployment of Sabesp's Geographic Information System in the Sao Paulo Metropolitan Region - Project GIS.

Period: 18 months

Start: January 6, 2003

Conclusion: July 5, 2004

Total contract value: R$ 3,564,000.00

Value payable to PricewaterhouseCoopers: R$ 2,084,227.20 (58.48% of total contract value)

The value of this contract represents 51.99% of the total fees agreed for the provision of external audit services.

In order to avoid any conflict of interest, loss of independence or the objectivity of its independent auditor, Sabesp complies with its Code of Ethics, Code of Best Corporate Governance Practices, based on which the Company develops its corporate management tools.

Our independent auditor, PricewaterhouseCoopers, states that its independence is not impaired because Sabesp is responsible for all of the decisions that have been and will be made, and PricewaterhouseCoopers shall not make any representation of such responsibilities either as employee or manager of the Company, and declares that the object of its work refers to the audit of the management of a project, which has no relation whatsoever with the Company's financial or accounting systems.

PricewaterhouseCoopers confirms that it acts as the independent auditor of Sabesp in accordance with Brazilian Corporate Legislation, and the regulations of the Federal Accountancy Board and the Brazilian Securities Commission, also emphasizing that the professionals involved in the project do not and will not take part in any of the external audit work of the Company's financial statements.

Further, it declares that its policy regarding the non-audit services provided to its audit clients is based on the principles that safeguard the independence of the auditor. Such principles are internationally defined as follows: (a) the auditor shall not audit his/her own work, (b) the auditor shall not take on management duties at its audit client, and (c) the auditor must not promote the interests of its audit client.

(A free translation of the original in Portuguese)
FEDERAL GOVERNMENT SERVICE                          Unaudited
BRAZILIAN SECURITIES COMMISSION (CVM)               Corporate Legislation
QUARTERLY INFORMATION (ITR)                         03/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01    - IDENTIFICATION
-------------------------------------------------------------------------------
1-CVM CODE   2-COMPANY                          3 -Federal Corporate Taxpayers'
01444-3      CIA SANEAMENTO BASICO              Registration Number (CNPJ)
             ESTADO SAO PAULO                   43.776.517/0001-80
-------------------------------------------------------------------------------

16.01. OTHER INFORMATION CONSIDERED RELEVANT BY THE COMPANY
-------------------------------------------------------------------------------

      Holding Position Evolution of Majority Shareholder, Board Members and Executive Officers from 3/31/2002 to 04/30/2003


           Position as of March 31, 2002                                                           Position as of April 30, 2003
           -----------------------------                                                           -----------------------------
                                                            New Participants                               Amount
                                                            ----------------                               ------
                                                                                   Left the
Shareholders    Common Shares       %        Sale           Shares     Quotas      Company           Shares      Quotas        %
------------    -------------       -        ----           ------     ------      -------           ------      ------        -


Majority
Shareholder     25,156,934,058    88.33  (4,780,260,000)                                       20,376,674,058               71.55

Members of
the Board
of Directors                26                              90,003                    (11)             90,018

Executive
Officers                                                   110,000    2,493.526*                      110,000   2,493.526*

Members of
the Audit
Committee                                                  110,000                                    110,000

Other                                                                                           8,102,593,751
Shareholders     3,322,643,743

Shares
Outstanding
in the
Market           3,322,643,769    11.67                                                         8,102,903,769               28.45

Total Shares    28,479,577,827   100.00  (4,780,260,000)   310,003    2,493.526*      (11)     28,479,577,827   2,493.526* 100.00

* Quotas of Investment Funds in Sabesp's Shares (equivalent to 20,000 shares)

(A free translation of the original in Portuguese)
FEDERAL GOVERNMENT SERVICE                          Unaudited
BRAZILIAN SECURITIES COMMISSION (CVM)               Corporate Legislation
QUARTERLY INFORMATION (ITR)                         03/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01    - IDENTIFICATION
-------------------------------------------------------------------------------
1-CVM CODE   2-COMPANY                          3 -Federal Corporate Taxpayers'
01444-3      CIA SANEAMENTO BASICO              Registration Number (CNPJ)
             ESTADO SAO PAULO                   43.776.517/0001-80
-------------------------------------------------------------------------------

16.01. OTHER INFORMATION CONSIDERED RELEVANT BY THE COMPANY
-------------------------------------------------------------------------------



        SHAREHOLDING POSITION AT APRIL 30, 2003

-------------------------------------------------------------------------------
Shareholders of more than 5% of the shares            Common Shares        %
Sao Paulo State Treasury                              20,376,674,058      71.55
-------------------------------------------------------------------------------

                                                                                          Quotas of
                                                                                          Investment Funds
Shareholder                                           Common Shares        %              in Sabesp shares
-----------                                           ------------------    -------       ------------------

MAJORITY SHAREHOLDER                                    20,376,674,058      71.55

MANAGEMENT
Board of Directors
                                                                90,018
Executive Officers                                                                             2,493,526*
                                                               110,000

Conselho Fiscal
                                                               110,000

SHARES HELD IN TREASURY                                              0

OTHER SHAREHOLDERS                                       8,102,593,751      28.45

TOTAL                                                   28,479,577,827     100.00

SHARES OUTSTANDING IN THE MARKET                         8,102,903,769      28.45


*Quotas equivalent to 20,000 shares

(A free translation of the original in Portuguese)
FEDERAL GOVERNMENT SERVICE                          Unaudited
BRAZILIAN SECURITIES COMMISSION (CVM)               Corporate Legislation
QUARTERLY INFORMATION (ITR)                         03/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01    - IDENTIFICATION
-------------------------------------------------------------------------------
1-CVM CODE   2-COMPANY                          3 -Federal Corporate Taxpayers'
01444-3      CIA SANEAMENTO BASICO              Registration Number (CNPJ)
             ESTADO SAO PAULO                   43.776.517/0001-80
-------------------------------------------------------------------------------

16.01. UNQUALIFIED REPORT ON THE SPECIAL REVIEW
-------------------------------------------------------------------------------


Report of Independent Accountants
on the Limited Review


May 9, 2003

To the Board of Directors and Shareholders
Companhia de Saneamento Basico do Estado de Sao Paulo - SABESP



1 We have carried out limited reviews of the financial information in the Quarterly Information (ITR) of Companhia de Saneamento Basico do Estado de Sao Paulo - SABESP for the quarters ended March 31, 2003 and 2002. This information is the responsibility of the company's management.

2 Our reviews were performed in accordance with the specific standards established by the Institute of Independent Auditors of Brazil (IBRACON) and the Federal Accounting Council (CFC), and mainly comprised (a) inquiries of and discussions with the individuals responsible for the accounting, financial, and operating areas of the company with regard to the main criteria adopted for the preparation of the quarterly information and (b) a review of the significant information and of the subsequent events which have, or could have, significant effects on the company's financial position and operations.

3 Based on our limited reviews, we are not aware of any significant changes which need to be made to the Quarterly Information referred to in paragraph 1, in order for it to be in accordance with the accounting practices adopted in Brazil and with the standards of the Brazilian Securities Commission (CVM) specifically applicable to the preparation of quarterly information.

4 The Quarterly Information (ITR) also presents accounting information for the quarter ended December 31, 2002. We reviewed this information at the time of its preparation, in connection with the audit of the financial statements for the year then ended, on which we issued an unqualified opinion dated March 12, 2003.



     PricewaterhouseCoopers                          Julio Cesar dos Santos
     Auditores Independentes                         Partner
     CRC 2SP000160/O-5                               Contador CRC 1SP137878/O-6

(A free translation of the original in Portuguese)
FEDERAL GOVERNMENT SERVICE                          Unaudited
BRAZILIAN SECURITIES COMMISSION (CVM)               Corporate Legislation
QUARTERLY INFORMATION (ITR)                         03/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES

------------------------------------------------------------------------------

19.01 -  DESCRIPTION OF THE INFORMATION CHANGED
------------------------------------------------------------------------------

o  TABLE 04.01 - Notes to the Quarterly Information
   Note 5.a.

o  TABLE 16.01 - OTHER INFORMATION CONSIDERED RELEVANT BY THE COMPANY
   - Amendment to the Shareholding Position table.
   - Inclusion of the Holding Position Evolution of Majority Shareholder, Board Members and Executive Officers.

(A free translation of the original in Portuguese)
FEDERAL GOVERNMENT SERVICE                          Unaudited
BRAZILIAN SECURITIES COMMISSION (CVM)               Corporate Legislation
QUARTERLY INFORMATION (ITR)                         03/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01    - IDENTIFICATION
-------------------------------------------------------------------------------
1-CVM CODE   2-COMPANY                          3 -Federal Corporate Taxpayers'
01444-3      CIA SANEAMENTO BASICO              Registration Number (CNPJ)
             ESTADO SAO PAULO                   43.776.517/0001-80
-------------------------------------------------------------------------------


                                                         Contents

GROUP      EXHIBIT     DESCRIPTION                                                                  PAGE
-------   --------     -----------                                                                 --------

     01         01     IDENTIFICATION                                                                     1
     01         02     HEAD OFFICE                                                                        1
     01         03     INVESTOR RELATIONS OFFICER (Company Mail Address)                                  1
     01         04     GENERAL INFORMATION/INDEPENDENT ACCOUNTANT                                         1
     01         05     CAPITAL COMPOSITION                                                                2
     01         06     CHARACTERISTICS OF THE COMPANY                                                     2
     01         07     COMPANIES EXCLUDED IN THE CONSOLIDATED FINANCIAL STATEMENTS                        2
     01         08     DIVIDENDS APPROVED AND/OR PAID DURING AND AFTER THE QUARTER                        2
     01         09     SUBSCRIBED CAPITAL AND ALTERATIONS IN THE CURRENT YEAR                             3
     01         10     INVESTOR RELATIONS OFFICER                                                         3
     02         01     BALANCE SHEET - ASSETS                                                             4
     02         02     BALANCE SHEET - LIABILITIES AND SHAREHOLDERS' EQUITY                               6
     03         01     STATEMENT OF INCOME                                                                8
     04         01     NOTES TO THE QUARTERLY INFORMATION                                                10
     05         01     COMMENTS ON THE COMPANY'S PERFORMANCE IN THE QUARTER                              37
     10         01     CHARACTERISTICS OF PUBLIC OR PRIVATE DEBENTURE ISSUES                             44
     16         01     OTHER INFORMATION CONSIDERED RELEVANT BY THE COMPANY                              52
     17         01     REPORT ON THE SPECIAL REVIEW                                                      54